SCHEDULE 14A


                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                       WINDSWEPT ENVIRONMENTAL GROUP, INC.
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
      (Name of Person(s) Filing Proxy Statement if other than Registrant)

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[X]  No Fee Required.
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     2)   Aggregate number of securities to which transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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     5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule, and the date of its filing.

     1)   Amount Previously Paid:
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


                       WINDSWEPT ENVIRONMENTAL GROUP, INC.
                  -------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  March 5, 2001

                  -------------------------------------------

To the Stockholders of
WINDSWEPT ENVIRONMENTAL GROUP, INC.:

     NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of Windswept Environmental Group, Inc. will be held at our offices, located at 100 Sweeneydale Avenue, Bay Shore, New York 11706, on Monday, March 5, 2001, commencing at 10:30 a.m. (local time), or at any adjournment or postponement thereof, for the following purposes:

     1.   To elect nine directors to our board of directors;

     2. To consider and act upon a proposal to approve our 2001 Equity Incentive Plan;

     3. To consider and act upon a proposal to amend our Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of our common stock to 150,000,000 from 100,000,000; and

     4. To consider and act upon such other business as may properly come before the annual meeting or any adjournment thereof.

     These matters are more fully described in the proxy statement accompanying this notice to which your attention is directed.

     Only our stockholders of record at the close of business on January 12, 2001 will be entitled to vote at the annual meeting or at any adjournment thereof. You are requested to sign, date and return the enclosed proxy at your earliest convenience in order that your shares may be voted for you as specified.


                                   By Order of the Board of Directors,


                                   Michael O'Reilly
                                   President and Chief Executive Officer


February __, 2001
Bay Shore, New York

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                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                       WINDSWEPT ENVIRONMENTAL GROUP, INC.
                             100 Sweeneydale Avenue
                            Bay Shore, New York 11706
                  -------------------------------------------

                                 PROXY STATEMENT

                  -------------------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                  March 5, 2001

                  -------------------------------------------



     The 2001 annual meeting of our stockholders will be held on Monday, March 5, 2001 at our offices, located at 100 Sweeneydale Avenue, Bay Shore, New York 11706, commencing at 10:30 a.m. (local time), and any adjournments and postponements thereof, for the purposes set forth in the accompanying notice of annual meeting of stockholders. THE ENCLOSED PROXY IS SOLICITED BY AND ON BEHALF OF OUR BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING, AND AT ANY ADJOURNMENTS AND POSTPONEMENTS OF THE ANNUAL MEETING. The approximate date on which this proxy statement and the enclosed proxy are being first mailed to stockholders is February 7, 2001.

     If a proxy in the accompanying form is duly executed and returned, the shares represented by such proxy will be voted as specified, subject to any applicable voting or irrevocable proxy agreements. Any person executing an enclosed proxy may revoke it prior to its exercise either by letter directed to us or in person at the annual meeting.

     Throughout this proxy statement, the terms "we," "us," "our" and "our company" refers to Windswept Environmental Group, Inc., a Delaware corporation, and, unless the context indicates otherwise, our subsidiaries on a consolidated basis.

VOTING RIGHTS

     Only stockholders of record at the close of business on January 12, 2001 (the "Record Date") will be entitled to vote at the annual meeting or any adjournment thereof. We currently have outstanding three classes of voting capital stock, namely, shares of common stock, par value $.0001 per share, Series A convertible preferred stock, par value $.01 per share, and Series B convertible preferred stock, par value $.01 per share. As of the Record Date, there were 38,456,254 shares of our common stock, 1,300,000 shares of our Series A preferred stock and 9,346 shares of our Series B preferred stock issued and outstanding. Shares of Series A preferred stock are convertible, on a share-for-share basis, into shares of our common stock, and each share of Series B preferred stock is convertible into 1,000 shares of our common stock. Holders of our common stock are entitled to one vote on all matters presented to stockholders for each share registered in their respective names, and holders of our Series A preferred stock and our Series B preferred stock, voting together with the holders of our common stock (except as otherwise set forth herein), are entitled to one vote on all matters presented to stockholders for each share of our common stock issuable upon conversion of each share of Series A preferred stock and Series B preferred stock, respectively, registered in their respective names. Cumulative voting is not permitted.

     Directors are elected by a plurality of the votes entitled to be cast in person or by proxy and actually cast at the annual meeting with respect to Proposal Number 1. The affirmative vote of a majority of the votes entitled to be cast in person or by proxy and actually cast at the annual meeting will be required to approve our 2001 Equity Incentive Plan with respect to Proposal Number 2. The affirmative vote of the majority of the votes entitled to be cast at the annual meeting and the affirmative vote of the majority of the outstanding shares of our common stock voting as a class is required for increasing the number of authorized shares of our common stock with respect to Proposal Number 3.

     For purposes of determining whether proposals have received a majority of votes cast, abstentions will not be included in the vote totals and, in instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned a proxy (so called "broker non-votes"), those votes will not be included in the vote totals. Therefore, the effect of abstentions and broker non-votes will have no effect on the vote on Proposal Number 1 and Proposal Number 2, and will have the same effect as a "no" vote on Proposal Number 3. However, abstentions will be counted in the determination of whether a quorum exists for the purposes of transacting business at the annual meeting.


                                PROPOSAL NUMBER 1

                              ELECTION OF DIRECTORS

     There are nine nominees for election as directors. Each nominee shall, upon being elected, hold office until the next annual meeting of stockholders to be held in 2002, or until his successor has been duly elected and qualified, unless he shall resign, become disqualified, disabled or shall otherwise be removed from office. We currently have eight existing members of our board of directors, and, except for Mr. Bongiorno, each nominee named below is currently a director of our company.

     Shares represented by executed proxies in the form enclosed will be voted, if authority to do so is not withheld, for the election as directors of each of the nine nominees named below, unless any nominee shall be unavailable for election, in which case such shares will be voted for a substitute nominee designated by our board. Our board has no reason to believe that any nominee will be unavailable or, if elected, will decline to serve.

     Directors will be elected by a plurality of the votes entitled to be cast in person or by proxy and actually cast at the annual meeting.

     OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NAMED NOMINEES AS DIRECTORS.

     The names of the nominees, their ages as of the Record Date, and certain other information about them, are set forth below:

DIRECTOR-NOMINEES

NAME                     AGE  POSITIONS AND OFFICES
----                     ---  ---------------------
Michael O'Reilly         50   Director, President and Chief Executive Officer
Charles L. Kelly, Jr.    41   Director and Chief Financial Officer
Peter A. Wilson          56   Chairman of the Board of Directors
Brian S. Blythe          61   Director
John J. Bongiorno        60   Director Nominee
Ronald B. Evans          61   Director
Samuel Sadove            45   Director
Anthony Towell           69   Director and Secretary
Dr. Kevin Phillips       52   Director

PRINCIPAL OCCUPATIONS OF DIRECTORS, DIRECTOR NOMINEES AND EXECUTIVE OFFICERS

     The following is a brief summary of the business experience and background of our directors, director nominees and executive officers based upon information provided to us by such persons.

     MICHAEL O'REILLY has served as our President and Chief Executive Officer and a director since 1996, and has been President of our Trade-Winds Environmental Restoration, Inc. subsidiary since 1993. From 1996 to 1999, he was also the Chairman of our board of directors. Prior to joining us, Mr. O'Reilly was Vice President and Chief Operating Officer of North Shore Environmental Solutions, Inc., an environmental remediation firm which provided a wide array of services, including asbestos, hazardous materials and lead removal. He has seventeen years experience as an executive in the environmental industry.

     CHARLES L. KELLY, JR. has served as a director since October 1999 and as our Chief Financial Officer since April 2000. Since April 1995, Mr. Kelly has been the Vice President of Finance and Administration of Spotless Plastics
(USA), Inc. Prior to that, Mr. Kelly held senior financial positions at Luitpold Pharmaceuticals, Inc., IMC Magnetics Corp. and was a senior audit manager at PricewaterhouseCoopers, LLP.

     PETER A. WILSON has served as Chairman of our board of directors since October 1999. Mr. Wilson is the President and CEO of Spotless Plastics (USA), Inc. and is the Executive Director Plastics Division of Spotless Group Limited, an Australian company which indirectly owns Spotless Plastics (USA), Inc. Mr. Wilson has held various senior executive positions within Spotless Group Limited since 1976 and has been a member of Spotless Group Limited's Board of Directors since 1984.

     BRIAN S. BLYTHE has served as a director since October 1999. Since 1992, Mr. Blythe has been the chairman of the board of directors of Spotless Group Limited. Between 1972 and 1992, Mr. Blythe has held numerous executive positions with Spotless Group Limited, including managing director of Spotless Group Limited and managing director of its Spotless Services Limited subsidiary. Mr. Blythe is also the chairman of the board of directors of Taylor's Group Limited, a New Zealand company, and was a member of the Police Board of Victoria, Australia between 1993 and 1998.

     JOHN J. BONGIORNO has been the Director of Finance of Spotless Group Limited since 1986. Mr. Bongiorno is also a director of directors of Spotless Group Limited, Taylor's Group Limited and is chairman of the board of directors of National Can Industries Limited, an Australian corporation.

     RONALD B. EVANS has served as a director since October 1999. Since 1978, Mr. Evans has been Executive Director of Spotless Group Limited. Between 1969 and 1999, Mr. Evans has held numerous executive positions at Spotless Group Limited. Since 1998, he has been the Chairman of the Australian Football League. Mr. Evans is also a director of Taylor's Group Limited and is a director of Health Scope Limited, an Australian company.

     SAMUEL SADOVE, PH.D has served as a director since 1996. Dr. Sadove is a marine biologist who was the director of the Okeanos Ocean Research Foundation, Inc. since founding the organization in 1980 until 1996. He is an adjunct Professor at Long Island University, Southhampton College. Dr. Sadove received an honorary Ph.D in Marine Sciences from Universite d'Aux Marseille. Dr. Sadove is a member of the Technical Advisory Board of the Peconic National Estuary Program, the U.S. Department of State's Habitat Working Group, and the Board of Trustees of The Coastal Research and Education Society of Long Island.

     ANTHONY TOWELL has served as a director since November 1996. Prior to January 2001, he was the Vice President, Co-Chairman, and a director of Worksafe Industries, Inc., a manufacturing company that specialized in industrial safety. He had held executive positions during a 25-year career with the Royal Dutch Shell Group. Mr. Towell is also a director of DiaSys Corporation and chairman of the board of directors of Gulf West Oil.

     DR. KEVIN PHILLIPS has served as a director since March 1998. Over the past five years, Dr. Phillips has been a partner, principal and director of FPM Group Ltd., formerly known as Fanning, Phillips & Molnar, an engineering firm located on Long Island, New York. Dr. Phillips has a M.S. Degree in Hydrodynamics from the Massachusetts Institute of Technology and a Ph.D. in Environmental Engineering from the Polytechnic Institute of New York. He is a licensed professional engineer in eight states, including New York, New Jersey and Connecticut, with over 20 years experience in geohydrology and environmental engineering.

     JOSEPH MURPHY, age 42, has served as the Vice President of Finance and Administration since April 2000. Prior to that, Mr. Murphy held senior financial positions with Staff Builders, Inc. from 1998 to 2000 and Colorado Prime Corporation from 1987 to 1998.

DIRECTORS' COMPENSATION

     Each of our non-employee directors, that is, our directors who are not employees of our company or of any of our parent, affiliate or subsidiary companies ("Non-Employee Directors"), will receive $5,000 annually for service on our board of directors. In addition, as compensation for service on our board of directors during our fiscal year ended April 30, 2000, each of these Non-Employee Directors will receive a grant of options to purchase an aggregate of 100,000 shares of our common stock under our 2001 Equity Incentive Plan, at an exercise price equal to the fair market value at the date of grant, if the 2001 Plan is approved by our stockholders. All other directors receive no cash compensation for their services as directors. All of our directors are reimbursed for expenses actually incurred in connection with attending meetings of our board of directors.

     In June 1999, we granted 5,000 shares of restricted common stock to each of our directors as compensation for serving on our board of directors during fiscal year ended April 30, 1999. In June 1999, we granted options to purchase an aggregate of 500,000 shares of our common stock at an exercise price of $.1875 per share to our Non-Employee Directors.

BOARD MEETINGS AND COMMITTEES

     During fiscal 2000, our board of directors met or acted by written consent seven times. All of our current directors attended not less than 75% of such meetings (or executed written consents) of the board of directors and committees on which such director served.

     The audit committee of our board of directors is currently comprised of Messrs. Towell, Phillips and Sadove, each of whom are "independent" and do not have any relationship with us that may interfere with the exercise of independent judgement in carrying out the responsibilities of a director. The audit committee did not meet or act by unanimous written consent during the last fiscal year, but did meet on September 12, 2000 with our independent auditors to discuss the results of their review of our Quarterly Report on Form 10-Q for the quarter ended July 31, 2000 and the results of their audit of our company for fiscal 2000 and on December 13, 2000 with our independent auditors to discuss the results of their review of our Quarterly Report on Form 10-Q for the quarter and six months ended October 31, 2000.

     The audit committee operates pursuant to a charter approved by our board of directors. The audit committee charter sets out the responsibilities, authority and duties of the audit committee. The audit committee recommends engagement of our independent certified public accountants, and is primarily responsible for reviewing and approving the scope of the audit and other services performed by our independent certified public accountants. The audit committee also reviews our accounting principles and practices, systems of internal controls, quality of financial reporting and accounting and financial staff, as well as any reports or recommendations issued by the independent accountants. A copy of the audit committee charter is attached to this proxy statement as Appendix A.

     The compensation committee of our board of directors is currently comprised of Messrs. Towell and Sadove. The compensation committee generally reviews and approves executive compensation and administers our existing stock plans. Our compensation committee acted by unanimous written consent on four occasions during the last fiscal year.

     Our board of directors has no nominating committee.


                               SECURITY OWNERSHIP

     The following table sets forth, as of the Record Date, information with respect to the beneficial ownership of each class of our voting stock by:
     -    each person  known by us to  beneficially  own 5% or more of the outstanding shares of any class of our voting stock, based on filings with the Securities and Exchange Commission and certain other information,
     -    each  of our  executive  officers,  directors  and  director nominees,  and
     -    all of our executive officers, directors and director nominees as a group.


                                                     Number of Shares Beneficially Owned and Percent of Class (1)
                                  ------------------------------------------------------------------------------------------------
                                                  Percent
                                                    of                    Percent                 Percent                    % of
Name and Address of               Common          Common      Series A       of       Series B       of         Voting      Voting
  Beneficial Owner                 Stock           Stock     Preferred    Series A   Preferred    Series B      Power       Power
--------------------              ------          -------    ---------    --------   ---------    --------      -------     ------
Spotless Group Limited (2)      59,042,866  (3)    78.5%         -           -         9,346        100%      59,042,866    77.2%
Michael O'Reilly (4)             4,418,904  (5)    10.4%         -           -           -           -         4,418,904     8.3%
Samuel Sadove (4)                  461,000  (6)     1.2%         -           -           -           -           461,000       *
Anthony Towell (4)               1,790,586  (7)     4.4%         -           -           -           -         1,790,586     3.5%
Brian S. Blythe (8)                  -      (9)      -           -           -           -           -             -          -
John J. Bongiorno (8)                -     (10)      -           -           -           -           -             -          -
Ronald B. Evans (8)                  -     (11)      -           -           -           -           -             -          -
Charles L. Kelly, Jr. (8)            -     (12)      -           -           -           -           -             -          -
Peter A. Wilson (8)                  -     (13)      -           -           -           -           -             -          -
Dr. Kevin Phillips (14)          1,300,839 (15)     3.3%      650,000       50%          -           -         1,300,839     2.6%
Gary Molnar (14)                 1,000,839 (16)     2.6%      650,000       50%          -           -         1,000,839     2.0%
All directors, director
nominees and executive
officers as a group
(9 individuals)                  7,971,329 (17)    17.3%      650,000       50%          -           -         7,971,329    14.2%

   *    Less than 1 percent

   (1) Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and investment power. In addition, under SEC rules, a person is deemed to be the beneficial owner of securities which may be acquired by such person upon the exercise of options and warrants of the conversion of convertible securities within 60 day from the date on which beneficial ownership is to be determined. Unless otherwise indicated in

                                      -6-


        the footnotes below, we believe that the persons and entities named in the table have sole voting and investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

   (2) The address of Spotless Group Limited ("Spotless Group") is c/o Spotless Plastics (USA) Inc., 150 Motor Parkway, Suite 413, Hauppauge, New York 11788. Spotless Group directly owns 100% of the voting stock of Spotless Plastics Pty. Ltd., a company organized under the laws of Victoria, Australia, which in turn directly owns 100% of the voting stock of Spotless Plastics (USA), Inc., a Delaware corporation ("Spotless"). Spotless directly owns 100% of the voting stock of Windswept Acquisition Corporation, a Delaware corporation and our majority stockholder ("Acquisition Corp.").

   (3) Includes 22,284,683 shares of our common stock sold to Acquisition Corp. pursuant to a subscription agreement, 9,346,000 shares of our common stock issuable upon conversion of the 9,346 shares of Series B preferred stock held by Acquisition Corp., 25,304,352 shares of our common stock issuable upon conversion of the outstanding principal of a secured convertible promissory note (the "Note") and 2,107,831 shares of our common stock issuable upon conversion of the accrued and unpaid interest related to the Note. Spotless Group, Spotless and Acquisition Corp. may be deemed to share the voting and investment power over all of these shares.

   (4) The address for this person is c/o Windswept Environmental Group, Inc., 100 Sweeneydale Avenue, Bayshore, New York 11706.

   (5) Includes 177,333 shares of our common stock directly held by Mr. O'Reilly and options under which he may purchase 4,241,571 shares of our common stock which are exercisable within 60 days. Does not include 11,000 shares of our common stock directly held by JoAnn O'Reilly, the wife of Mr. O'Reilly, and options under which she may purchase 300,000 shares of our common stock which are exercisable within 60 days, as to each of which Mr. O'Reilly disclaims beneficial ownership. Also does not include an aggregate of 4,594,738 shares of our common stock issuable upon conversion of options granted to Mr. O'Reilly in connection with our debt and equity transaction with Spotless, which have not yet vested and are not exercisable within 60 days.

   (6) Includes 11,000 shares of our common stock directly by held by Mr. Sadove and options under which he may purchase 450,000 shares of our common stock which are exercisable within 60 days.

   (7) Includes 24,533 shares of our common stock directly held by Mr. Towell, 9,066 shares of our common stock held jointly by Mr. Towell and his wife, Jacqueline Towell, options under which he may purchase 650,000 shares of our common stock which are exercisable within 60 days, 666,667 shares of our common stock issuable upon conversion of the outstanding principal of a $100,000 demand convertible note directly held by Mr. Towell which is convertible within 60 days and 440,320 shares of our common stock issuable upon conversion of accrued and unpaid interest on the convertible note.

                                      -7-

   (8) The address for this person is c/o Spotless Enterprises Inc., 150 Motor Parkway, Suite 413, Hauppauge, New York 11788.

   (9) Excludes shares beneficially held by Spotless Group. Mr. Blythe is a director and executive officer of Spotless Group and may be deemed to share voting or investment power with respect to these shares.
        Mr. Blythe disclaims beneficial ownership of these shares.

   (10) Excludes shares beneficially held by Spotless Group. Mr. Bongiorno is a director and executive officer of Spotless Group and may be deemed to share voting or investment power with respect to these shares.
        Mr. Bongiorno disclaims beneficial ownership of these shares.

   (11) Excludes shares beneficially held by Spotless Group. Mr. Evans is a director and executive officer of Spotless Group and may be deemed to share voting or investment power with respect to these shares.
        Mr. Evans disclaims beneficial ownership of these shares.

   (12) Excludes shares held of record by Acquisition Corp. and beneficially held by Spotless. Mr. Kelly is an executive officer of Acquisition Corp. and Spotless and may be deemed to share voting or investment power with respect to these shares. Mr. Kelly disclaims beneficial ownership of these shares.

   (13) Excludes shares beneficially held by Spotless Group. Mr. Wilson is a director and executive officer of Spotless Group and may be deemed to share voting or investment power with respect to these shares.
        Mr. Wilson disclaims beneficial ownership of these shares.

   (14) The address for this person is c/o FPM Group Ltd., 909 Marconi Avenue, Ronkonkoma, New York 11779.

   (15) Includes 245,839 shares of our common stock directly held by Dr. Phillips, options under which he may purchase 405,000 shares of our common stock that are exercisable within 60 days and 650,000 shares of common stock issuable upon conversion of 650,000 shares of our Series A preferred stock directly held by Dr. Phillips.

   (16) Includes 235,839 shares of our common stock directly held by Mr. Molnar, options under which he may purchase 115,000 shares of our common stock that are exercisable within 60 days and 650,000 shares of common stock issuable upon conversion of 650,000 shares of our Series A preferred stock held by Mr. Molnar.

   (17) Includes options under which members of the group may purchase an aggregate of 5,746,571 shares of our common stock which are exercisable within 60 days, 666,667 shares of our common stock issuable upon conversion of a demand convertible note held by a member of the group, 440,320 shares of our common stock issuable upon conversion

                                      -8-


        of accrued and unpaid interest related to the convertible note and 650,000 shares of our common stock issuable upon conversion of 650,000 shares of our Series A preferred stock directly held by a member of the group. Does not include (a) the shares issuable upon exercise of the options granted to Mr. O'Reilly in connection with our company's debt and equity transaction with Spotless which have not yet vested and are not exercisable within 60 days, and (b) shares of our common stock directly held by JoAnn O'Reilly and the options under which JoAnn O'Reilly may purchase shares of our common stock, as to each of which Michael O'Reilly disclaims beneficial ownership.

                             EXECUTIVE COMPENSATION

   The following summary compensation table sets forth the cash and other compensation paid during the last three fiscal years to Michael O'Reilly, our Chief Executive Officer and President. No other individual served as an executive officer of our company during fiscal 2000 whose total compensation for services rendered during fiscal 2000 was $100,000 or more.


                                          Annual Compensation                           Long Term Compensation
                                          -------------------                                    Awards
                                                                                                 ------
                                                                      Other             Restricted    Securities
                                    Fiscal                            Annual              Stock       Underlying
Name and Principal Position(s)      Year        Salary     Bonus($)   Compensation (4)   Awards($)      Options
------------------------------      ----        ------     --------  ----------------   ---------     ----------
Michael O'Reilly,                   2000       $260,000    $55,000 (1)       -          $50,000 (1)   5,736,309 (2)
Chief Executive Officer             1999        259,615      3,846           -            2,400 (1)     250,000 (3)
and President                       1998        220,000     72,765           -              938 (1)     200,000 (3)

-------------------------------------

(1) Mr. O'Reilly received an aggregate of $50,000 and 133,333 shares of our common stock in fiscal 1999, the fair value of which shares was $50,000 on the date of grant, representing a bonus based upon a calculation of net profits at the end of the second quarter of fiscal 1999. Due to subsequent losses incurred in the third and fourth quarters, the bonus was due back to us and, accordingly, recorded as a loan receivable from officer. In fiscal 2000, we forgave the loan. He received 5,000 shares of our common stock in fiscal 1999 for service on our board of directors in fiscal 1998, the fair value of which shares was $2,400 on the date of the grant. He received 1,000 shares of our common stock in fiscal 1998 for director services rendered in fiscal 1997, the fair value of which was $938 on the date of grant. All of these shares were fully vested on the date of grant. The aggregate value of Mr. O'Reilly's restricted stock holdings as of the Record Date was $25,891. All of these shares are entitled to dividends to the extent declared on the common stock.

(2) On June 28, 1999, Mr. O'Reilly was granted an option to purchase 250,000 shares of our common stock at an exercise price of $.1875 per share, the fair market value on the date of grant. Such option is fully vested. On October 29, 1999, Mr. O'Reilly was granted an option to purchase 2,674,714 shares of our common stock at an exercise price of $.07904 per share, the fair market value at the date of grant. Such option vested to the extent of

                                      -9-


     one third of the option grant on October 29, 2000. An additional one third of such option shall vest on October 29, 2001 and the final third shall vest on October 29, 2002. Additionally, on October 29,
     1999, Mr. O'Reilly was granted an option to purchase 2,811,595 shares of common stock at an exercise price of $.07904 per share, the fair market value at the date of grant. Such option vests upon the earlier of (i) the conversion of the Note dated October 29, 1999 issued to Spotless or (ii) October 29, 2006.

(3) On December 29, 1997, Mr. O'Reilly was granted an option to purchase 200,000 shares of our common stock at an exercise price of $.22 per share, the fair market value on the date of grant. On August 18, 1998, Mr. O'Reilly was granted an option to purchase 250,000 shares of our common stock at an exercise price of $ 0.34 per share, the fair market value on the date of the grant. Each of these options is fully vested.

(4) The value of all perquisites provided did not exceed the lesser of $50,000 or 10% of the officer's salary and bonus.

      OPTION/STOCK APPRECIATION RIGHTS ("SAR") GRANTS IN LAST FISCAL YEAR

     The following table sets forth with respect to Michael O'Reilly, our only executive officer listed in the summary compensation table above, (a) the number of shares underlying options granted to Mr. O'Reilly during fiscal 2000, (b) the percentage the grant represents of the total number of options granted to all of our employees during fiscal 2000, (c) the per share exercise price of each option, and (d) the expiration date of each option.

                    Number of     % of Total
                    Securities         Options/SAR's
                    Underlying         Granted to         Exercise
                    Options/SAR's      Employees in       Price         Expiration
Name                Granted (#)        Fiscal Year        ($/Share)     Date
----                -------------      -----------        ---------     ----
Michael O'Reilly    250,000                  4.2%         $0.1875       June 27, 2004
Michael O'Reilly    5,486,309               92.7%         $0.07904      October 1, 2009

              AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR END OPTION VALUES

     Set forth in the table below is information with respect to Michael O'Reilly, our only executive officer listed in the summary compensation table above as to the (a) number of shares acquired during fiscal 2000 upon each exercise of options granted, (b) the aggregate value realized upon each exercise (i.e. the difference between the market value of the shares at exercise and their exercise price), (c) the total number of unexercised options held on April 30, 2000, separately identified between those exercisable and those not exercisable, and (d) the aggregate value of in-the-money, unexercised options held on April 30, 2000, separately identified between those exercisable and those not exercisable.


                                                      Number of Securities
                                                      Underlying Unexercised       Value of Unexercised
                                                      Options at Fiscal Year-End   In-the-Money Options
                   Shares Acquired    Value           (#) Exercisable/             at Fiscal Year-End ($)
Name               on Exercise (#)    Realized ($)    Unexercisable                Exercisable/Unexercisable
----               ---------------    ------------    --------------               -------------------------
Michael O'Reilly       -0-                -0-         3,350,000/5,486,309 (1)      $230,000/$252,151 (2)

(1) In October 1999, in connection with the change in control of company, pursuant to the provisions of Mr. O'Reilly's employment agreement, dated November 1, 1996, his option to purchase 2,000,000 shares of our common stock, previously granted, vested. In connection with our debt and equity transaction with Spotless (the "Spotless Transaction"), Mr. O'Reilly was granted an option to purchase 2,674,714 shares of common stock at $.07904 per share. Such option vested to the extent of one third of the option grant on October 29, 2000. An additional one third of such option shall vest on October 29, 2001 and the final third shall vest on October 29, 2002. Mr. O'Reilly was also granted an option to purchase 2,811,595 shares of our common stock at $.07904 per share that becomes exercisable upon the earlier of (i) the conversion of the Note dated October 29, 1999 issued to Spotless or (ii) October 29, 2006.

(2) The value is calculated based on the aggregate amount of the excess of $.125 (the closing sale price per share for our common stock on April 30, 2000) over the relevant exercise price(s).


EMPLOYMENT AGREEMENTS

     On October 29, 1999, in connection with the Spotless Transaction, we entered into an amended and restated employment agreement with Michael O'Reilly pursuant to which he will be employed as our Chief Executive Officer and President for a term of five years, subject to renewal of successive periods of one year each, at a salary of $260,000 per year plus an annual bonus equal to 2.5% of our pre-tax income, as such amount is determined under the employment agreement. Pursuant to the employment agreement, we also agreed to purchase (unless such purchase would impair our capital) in a single transaction any or all shares of our common stock held by Mr. O'Reilly on October 29, 1999 and any shares issuable to him pursuant to options outstanding on October 29, 1999 (to the extent vested) (the "O'Reilly Shares") (i) upon the expiration of the employment agreement, (ii) if we terminate Mr. O'Reilly other than for cause, death or disability or (iii) if Mr. O'Reilly terminates the employment agreement by reason of resignation for good reason (as determined under the employment agreement). Spotless agreed, that if such purchase would impair our capital, Spotless will purchase such shares. Michael O'Reilly currently holds 177,333 shares of our common stock, vested options to purchase 4,241,571 shares of our common stock and options which have not yet vested to purchase 4,594,738 shares of our common stock.

     Additionally, pursuant to a letter agreement, dated as of October 29, 1999, between Michael O'Reilly and Spotless (the "Letter Agreement"), Michael O'Reilly has the right, upon receipt of notice that Spotless and its affiliates have acquired a beneficial ownership (as defined in the Letter Agreement) of more than seventy-five percent (75%) of the outstanding shares of our common stock (on a fully diluted basis), to require Spotless to purchase, in a single transaction, the O'Reilly Shares. The purchase price applicable to any such purchase shall be at a price mutually agreed upon. If the parties are not able to agree upon a purchase price, then the purchase price will be determined based upon a procedure using the appraised value of our company at the time such obligation to purchase arises. As a condition precedent to requiring us or Spotless, as the case may be, to repurchase the O'Reilly Shares, Michael O'Reilly must forfeit the option granted to him in connection with the Spotless Transaction to purchase 2,811,595 shares of common stock that becomes exercisable upon the earlier of (i) the conversion of the Note dated October 29, 1999 issued to Spotless or (ii) October 29, 2006 (the "Conversion Date Option"), except to the extent that the Conversion Date Option is at that time vested and exercisable.

     Prior to the Spotless Transaction, we had an employment contract with Michael O'Reilly which provided for a base salary of $260,000 plus a bonus of 2% of gross revenues, up to a maximum of 25% of pre-tax profit, payable 50% in cash and 50% in restricted stock, as well as certain other fringe benefits.

OUR STOCK PLANS

     We adopted our various stock plans in order to assist us in attracting and retaining qualified employees and consultants, and to align the interests of such persons with those of our stockholders. The following is a brief description of our stock plans:

1998 STOCK INCENTIVE PLAN

     Our 1998 Stock Incentive Plan ("1998 Plan") provides for the grant of non-qualified stock options, stock appreciation rights, restricted stock, performance grants and other types of awards to our officers, key employees, consultants and independent contractors.

     The 1998 Plan, which is administered by the compensation committee of our board of directors, currently authorizes the issuance of a maximum of 2,000,000 shares of our common stock, which may be either newly issued shares, treasury shares, re-acquired shares, shares purchased in the open market or any combination thereof. Non-qualified stock options may be granted at an exercise price of not less than 85% of such fair market value. If any award under the 1998 Plan terminates, expires unexercised or is canceled, the shares of our common stock that would otherwise have been issuable pursuant thereto will be available for issuance pursuant to the grant of new awards. We have issued an aggregate of 1,691,764 shares of our common stock and options to purchase an aggregate of 100,000 shares of our common stock under the 1998 Plan as of the Record Date and 208,236 shares remain available for issuance under the 1998 Plan. The 1998 Plan expires in August 2008.

1997 STOCK INCENTIVE PLAN

     Our 1997 Stock Incentive Plan ("1997 Plan") provides for the grant of incentive stock options within the meaning of the Section 422 of the Internal Revenue Code of 1986, non- qualified stock options, or restricted stock to our officers, employees, consultants and advisors.

     The 1997 Plan, which is administered by the compensation committee of our board of directors, currently authorizes the issuance of a maximum of 1,000,000 shares of our common stock, which may be either newly issued shares, treasury shares, re-acquired shares, shares purchased in the open market or any combination thereof. Incentive stock options generally may be granted at an exercise price of not less than the fair market value of shares of common stock on the date of grant. If any award under the 1997 Plan terminates, expires unexercised or is canceled, the shares of our common stock that would otherwise have been issuable pursuant thereto will be available for issuance pursuant to the grant of new awards. We have issued an aggregate of 1,000,000 shares of our common stock under the 1997 Plan as of the Record Date, and no shares remain available for issuance. The 1997 Plan expires in December 2007.

LIMITATION ON LIABILITY OF DIRECTORS AND OFFICERS

     Section 145 of the Delaware General Corporation Law ("Delaware Law") provides that indemnification of directors, officers, employees and other agents of a corporation, and persons who serve at its request as directors, officers, employees or other agents of another organization, may be provided by such corporation.

     Our certificate of incorporation includes provisions eliminating the personal liability of our directors for monetary damages resulting from breaches of their fiduciary duty except, in accordance with Delaware Law,

     - for any breach of the director's duty of loyalty to us or our stockholders,
     - for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law,
     - where the liability arises from an unlawful payment of a dividend or an unlawful stock purchase or redemption by us which was approved by the directors for whom liability is sought, or
     - with respect to any transaction from which the director derived an improper personal benefit.

     Our by-laws provide indemnification to our directors, officers, employees and agents, including indemnification against claims brought under state or Federal securities laws, to the full extent allowable under Delaware law. We also maintain a directors and officers liability insurance policy in a coverage amount of $27,000,000, subject to a $54,000 deductible.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On October 29, 1999, we entered into a subscription agreement with Spotless pursuant to which we sold to Acquisition Corp. 22,284,683 shares (the "Acquisition Corp. Common Shares") of our common stock and 9,346 shares of our Series B preferred stock for an aggregate subscription price of $2,500,000 or $.07904 per share of our common stock and $79.04 per share of our Series B preferred stock. Each share of our Series B preferred stock has the equivalent voting power of 1,000 shares of our common stock. Each share of our Series B preferred stock is convertible into 1,000 shares of our common stock. As of the Record Date, the Acquisition Corp. Common Shares represented approximately 58% of our outstanding common stock and the Acquisition Corp. Common Shares and shares of Series B preferred stock collectively represented approximately 66% of the voting power of our outstanding securities.

     In addition, our company and our wholly owned subsidiaries, Trade-Winds Environmental Restoration, Inc. ("Trade-Winds"), New York Testing Laboratories Inc. and North Atlantic Laboratories, Inc., as joint and several obligors (collectively, the "Obligors"), borrowed $2,000,000 from Spotless. This borrowing is evidenced by the Note dated October 29, 1999. Outstanding principal under the Note bears interest at a rate equal to LIBOR plus an additional 1% and is payable monthly. The Note matures on October 29, 2004, unless Spotless elects to defer repayment until October 29, 2005. The outstanding principal amount and all accrued and unpaid interest under the Note is convertible, at the option of Spotless, in whole or in part, at any time, into shares of our common stock at the rate of one share of our common stock for every $.07904 of principal and accrued interest so converted (or, in the event that certain approvals have not been obtained at the time of conversion, into shares of our Series B preferred stock at the rate of one share of our Series B preferred stock for every $79.04 of principal and accrued interest so converted). In connection with the Note, each of the Obligors granted to Spotless a security interest in all of their respective assets pursuant to a security agreement dated October 29, 1999.

     As a result of the conversion features of the Series B preferred stock and the Note, as of the Record Date, if Acquisition Corp. were to convert its shares of Series B preferred stock into our common stock and Spotless were to convert all of the outstanding $2 million principal amount and $166,603 accrued and unpaid interest under the Note into our common stock, Acquisition Corp. and Spotless would collectively own 59,042,866 shares, or approximately 79%, of the then issued and outstanding shares of our common stock.

     In September 1999, we borrowed $100,000 from Spotless Enterprises, Inc., an affiliate of Spotless. The borrowing bore interest at a rate of 6% and was repaid with accrued interest in November 1999. In March and April 2000, we borrowed an aggregate of $500,000 from Spotless for working capital requirements. In September 2000, we borrowed an additional $500,000 from Spotless for working capital requirements. These borrowings bear interest at LIBOR plus 1 percent. As of the Record Date, interest of $44,954 was accrued on these borrowings.

     On November 3, 2000, our Trade-Winds subsidiary entered into a time and materials contract with a customer to provide mold remediation services on a building under construction. In order to finance the additional outlay of payroll and other expenses required to perform this contract, we entered into an agreement with Spotless, dated November 4, 2000, to borrow an additional amount of up to $1,000,000 under a secured line of credit. Amounts borrowed under this loan facility bear interest at the rate of 10% per annum. All loans thereunder are evidenced by a promissory note and are secured by our accounts receivable arising from the contract and all equipment purchased by us or our Trade-Winds subsidiary for use under the contract as set forth in the Security Agreement, dated November 4, 2000, between us and Spotless. During November and December 2000, we borrowed $1,000,000 under this secured line of credit. As of the Record Date, we have repaid to Spotless all such borrowings.

     During fiscal 1999, Michael O'Reilly, our President and Chief Executive Officer, received an aggregate of $50,000 and 133,333 shares of our common stock, the fair value of which shares was $50,000 on the date of grant, representing a bonus based upon a calculation of net profits at the end of the second quarter of fiscal 1999. Due to subsequent losses we incurred in the third and fourth quarters, the bonus was due back to us and, accordingly, recorded as a loan receivable from Mr. O'Reilly. In fiscal 2000, we forgave the loan.

     In fiscal 2000, we amended Michael O'Reilly's employment agreement.

     In fiscal 1997, Anthony Towell, a director, loaned us $100,000 and was issued a 12% convertible promissory note providing for, at the option of Mr. Towell, the conversion of the principal and accrued and unpaid interest at the rate of $.25 per share of our common stock. On December 31, 1997, the conversion price was adjusted to $0.15 per share of our common stock. As of the Record Date, an aggregate of 1,106,987 shares of our common stock are issuable upon conversion of the principal and accrued and unpaid interest under the convertible promissory note. $66,048 of unpaid interest was accrued as of the Record Date. Mr. Towell is also an officer and director of Worksafe Industries, Inc., which sold approximately $3,118 and $189,778 of material and supplies to us that were used on remediation projects during fiscal 2000 and 1999, respectively.

     On December 16, 1998, we entered into an operating lease arrangement with our Chief Executive Officer. Under the arrangement, we leased a forty-two foot fully-equipped custom Topaz boat for a period of two years. Annual rental is approximately $60,000. The leasing arrangement was necessitated by a Marine Assistance Contract entered into with Keyspan Energy Corporation covering the period January 1, 1999 through December 31, 2000. The arrangement provides us with our largest floating vessel capable of handling specialty equipment and facilitating an offshore support crew. The lease carries a one year renewal option. We are responsible for all taxes, insurance and reports.

     At April 30, 2000 and 1999, Dr. Kevin Phillips, a director, directly held 650,000 shares of our Series A preferred stock. Our Series A preferred stock is convertible into our common stock at the rate of one share of our common stock for every one share of our Series A preferred stock. In fiscal 2000, dividends and interest of $35,268 were paid by the issuance of 112,857 shares of our common stock. In fiscal 1999, dividends and interest of $60,368 were paid to Dr. Phillips, which amount consisted of $9,750, 122,982 shares of our common stock and an option to purchase 15,000 shares of our common stock exercisable at $.41 per share. As of the Record Date, the Company owed $54,601 in dividend arrearages plus interest to Dr. Phillips. In addition, our subsidiaries sold approximately $261,203 and $7,800 of services to FPM Group Ltd., formerly known as Fanning Phillips & Molnar, a company of which Dr. Phillips is a principal, in fiscal 2000 and 1999, respectively. As of April 30, 2000, FPM Group Ltd. owed us $139,788 for such services.

     We are required to pay quarterly dividends on our Series A preferred stock. These dividends accrue from the initial date of issuance of the Series A preferred stock, are cumulative, and, if not paid when due, bear interest on the unpaid amount of the past due dividends at the prime rate published in The Wall Street Journal on the date the dividend was payable, plus 3%. We believe, however, that we are legally prohibited from paying dividends on our capital stock due to the provisions of Section 170 of the Delaware Law, which require a company to pay dividends on its capital stock only our of its capital surplus or net profits in one of the two last years. We are currently in arrears on out Series A preferred stock dividend payments and interest in the aggregate amount of approximately $109,000. If we fail to make any four consecutive quarterly dividends payments on the Series A preferred stock, the majority in interest of the holders of our Series A preferred stock, which includes Dr. Phillips, have the right to elect an additional director to our board of directors, to serve as a director until such accrued and unpaid dividends have been paid in full. We were unable to pay our fourth consecutive quarterly dividend payment to the holders of the Series A preferred stock on September 15, 2000, and there can be no assurance when or if we will make any Series A preferred stock dividend payments in the future. The holders of the Series A preferred stock have not exercised their right to elect an additional director.

     Dr. Samuel Sadove, a director, performs consulting services for us. We paid Dr. Sadove $42,400 for such services in each of fiscal 2000 and fiscal 1999.

     In fiscal 1999, we entered into a contract for approximately $170,000 to construct an employee's dwelling. As of April 30, 2000, we recognized losses under this contract of approximately $130,000. In fiscal 1998, we entered into a contract for $1,100,000 to construct a dwelling for a partner of our former law firm. Subsequent change orders have brought the contract value to approximately $2,111,000 at April 30, 2000. We have recognized losses under this contract of approximately $532,000 as of April 30, 2000.

     We believe that all transactions we entered into with our officers, directors and principal stockholders have been on terms no less favorable to us than those available from unrelated third parties.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires our executive officers, directors and persons who beneficially own more than ten percent of a registered class of our equity securities ("Reporting Persons") to file reports of beneficial ownership and changes in beneficial ownership on Forms 3, 4 and 5 with the SEC and the National Association of Securities Dealers ("NASD"). These Reporting Persons are required by SEC regulation to furnish us with copies of all Forms 3, 4 and 5 that they file with the SEC and NASD. Based solely upon our review of the copies of all Forms 3, 4 and 5 and amendments to these forms, we believe that all Reporting Persons complied on a timely basis with all filing requirements applicable to them with respect to transactions since fiscal 1997, except that the following Reporting Persons failed to report the following transactions on a timely basis: (a) Samuel S. Sadove failed to timely file his Form 5 for fiscal 1998 with respect to a grant by our board of directors on May 13, 1997 of 1,000 shares of our common stock as compensation for director services and (b) Anthony P. Towell failed to file his (i) Form 5 for fiscal 1997 with respect to a grant by our board of directors on May 2, 1996 of 3,533 shares of our common stock as compensation for director services, (ii) Form 5 for fiscal 1998 with respect to (A) grants by our board of directors on each of July 30, 1997 and November 11, 1997 of 1,000 and 4,533 shares of our common stock, respectively, as compensation for director services and (B) the reduction of the conversion price on December 31, 1997 of a certain convertible promissory note dated October 15, 1996 pursuant to which an additional 266,667 shares of our common stock became subject to issuance under the note, and (iii) Form 5 for fiscal 1999 with respect to a grant by our board of directors on May 26, 1998 of 5,000 shares of our common stock as compensation for director services.


                                PROPOSAL NUMBER 2

                                 TO APPROVE OUR
                           2001 EQUITY INCENTIVE PLAN

     Our board of directors has adopted our 2001 Equity Incentive Plan (the "2001 Plan") and is recommending that our stockholders approve the 2001 Plan at the annual meeting.

     The 2001 Plan is integral to our compensation strategies and programs. In order to retain and secure employees in a competitive employment environment, we must have competitive compensation programs, particularly with respect to equity-based awards. The use of stock options and other stock awards is widely prevalent and continues to increase. The 2001 Plan will give us more flexibility to keep pace with our competitors.

     With stockholder approval of the 2001 Plan, we expect to continue our efforts to use stock options as our most widely used form of long-term incentive. The 2001 Plan will also permit stock bonus grants, restricted stock grants, performance stock grants, stock appreciation rights grants and other types of awards.

PLAN SUMMARY

     A summary of the principal features of the 2001 Plan is provided below, but is qualified in its entirety by reference to the 2001 Plan. The full text of the 2001 Plan is attached as Appendix B to this proxy statement.

PURPOSE

     The purposes of the 2001 Plan are to:
     - enable us and our subsidiaries and affiliates to attract and retain highly qualified personnel who will contribute to our success, and
     - provide incentives to participants in the 2001 Plan that are linked directly to increases in stockholder value which will therefore inure to the benefit of all of our stockholders.

SHARES AVAILABLE FOR ISSUANCE

     The maximum number of shares of our common stock that initially may be issued under the 2001 Plan is 5,000,000. This number of shares represents approximately 13% of the outstanding shares of our common stock as of the Record Date. In the event of a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in our capital structure involving our common stock, then the number of shares that may be granted pursuant to the 2001 Plan and the exercise prices of and number of shares subject to outstanding options and other awards will be proportionately adjusted, subject to any required action by our board of directors or stockholders and compliance with applicable securities laws.

ADMINISTRATION

     The 2001 Plan will be administered by our board of directors or, to the extent the board elects to delegate the administration of the 2001 Plan, to a committee of the board. Throughout the remainder of this discussion of the 2001 Plan, the term "administrator" refers to our board or any committee delegated authority to administer the 2001 Plan.

     The 2001 Plan provides for the administrator to have full authority, in its discretion, to:
     -    select the persons to whom awards will be granted,
     -    grant awards,
     -    determine the number of shares to be covered by each award,
     - determine the type, nature, amount, pricing, timing and other terms of each award, and
     - interpret, construe and implement the provisions of the 2001 Plan, including the authority to adopt rules and regulations.

ELIGIBILITY

     Participation in the 2001 Plan is limited to our, our subsidiaries' and affiliates':
     -    employees,
     -    officers,
     -    directors,
     -    consultants, and
     -    advisors.

TYPES OF AWARDS

     Under the 2001 Plan,  the  administrator  is  authorized to award:
     -    stock  options,
     -    stock  bonuses,
     -    restricted  stock,
     -    stock appreciation   rights,   commonly  referred  to  as  "SARs,"
     -    performance grants, and
     -    other types of awards.

Stock Options
-------------

     The administrator is authorized to grant stock options, which may be either incentive stock options, referred to as "ISOs," or nonqualified stock options, referred to as "NSOs." The exercise price of any NSO must be no less than 85% of the fair market value of our common stock on the date of the grant; and the exercise price of an ISO must be no less than 100% of such fair market value. For purposes of the 2001 Plan, fair market value shall be equal to the closing market price of our common stock on the principal stock market in which our common stock trades. In the absence of a market price, fair market value shall be determined in such manner as the administrator may deem equitable, or as required by applicable law or regulation.

     At the time of grant, the administrator will determine when options are exercisable and when they expire. In absence of such determination, each option will have a ten year term, with one quarter of the shares subject to the option becoming exercisable on the first anniversary of the option grant and with an additional one-quarter becoming exercisable on each of the next three anniversary dates. The term of an option cannot exceed ten years, except in the case of an ISO granted to a person who beneficially owns 10% or more of the total combined voting power of all of our equity securities, referred to as a "10% stockholder." An ISO granted to a 10% stockholder cannot have a term exceeding five years nor may such an ISO be exercisable at less than 110% of the fair market value of our common stock on the date of grant. ISOs may not be granted more than ten years after the date of adoption of the 2001 Plan by our board of directors, which was January 12, 2001.

     There is no limit on the number of shares subject to options granted to any one individual. However, the aggregate fair market value of shares exercisable in any calendar year by one individual under ISOs, whether under the 2001 Plan or any other plan of our company, may not exceed $100,000. In such an event, the shares in excess of such $100,000 limitation shall be deemed granted under an NSO.

     Payment for shares purchased upon exercise of a stock option must be made in full at the time of purchase. Payment may be made in cash or:
     -    by reduction of indebtedness we owe to the optionee,
     - by the transfer to us of shares of our common stock owned by the participant for at least six months valued at fair market value on the date of transfer,
     - in the case of employees, officers and directors, by interest bearing promissory note, or
     - through a "same day sale" or "margin" commitment by an NASD member broker-dealer.

Restricted Stock Grants
-----------------------

     Restricted stock consists of shares which are transferred or sold to a participant, but are subject to substantial risk of forfeiture and to restrictions on their sale or other transfer by the participant. The administrator determines the eligible participants to whom, and the time or times at which, grants of restricted stock will be made, the number of shares to be granted, the price to be paid, if any, the time within which the shares covered by such grants will be subject to forfeiture, the time at which the restrictions will terminate, and all other terms and conditions of the grants. Restrictions could include, but are not limited to, performance criteria, continuous service with us, the passage of time or other restrictions. In the case of a 10% stockholder, restricted stock will only be issued at fair market value.

     Awards of restricted stock and other incentives under the 2001 Plan may be made subject to the attainment of performance goals relating to one or more business criteria within the meaning of Section 162(m) of the Code, including, but not limited to:
     -    cash flow,
     -    cost,
     -    ratio of debt to equity,
     -    profit before tax,
     -    earnings before interest and taxes,
     -    the ratio of earnings to capital  spending,
     -    free cash flow,
     -    net profit,
     -    net sales,
     -    price of our common stock,
     -    return on net assets,  equity, or stockholders' equity,
     -    market share, or
     -    total return to stockholders.

     Any performance criteria may be used to measure our performance as a whole or the performance of any of our subsidiaries, affiliates or business units. Any performance criteria may be adjusted to include or exclude extraordinary items.

SARs
----

     A SAR is a right, denominated in shares, to receive an amount, payable in shares, in cash or a combination thereof, that is equal to the excess of: (i) the fair market value of our common stock on the date of exercise of the right over (ii) the fair market value of our common stock on the date of grant of the right, multiplied by the number of shares for which the right is exercised. SARs may be awarded either in combination with the grant of an option or other type of award or individually.

Stock Bonus Awards
------------------

     The administrator may award shares of our common stock to participants without payment therefor, as additional compensation for service to us, our subsidiaries or affiliates.

Performance Grants
------------------

     The 2001 Plan authorizes the administrator to award performance grants. Performance grant awards are earned over a performance period determined by the administrator at the time of the award. There may be more than one performance award in existence at any one time, and the performance periods may differ or overlap. Further, performance grants can be awarded separately or in tandem with other awards.

     At the time a performance grant is awarded, the administrator will establish minimum and maximum performance goals over the performance period. The portion of the performance award earned by the participant will be determined by the administrator, based on the degree to which the performance goals are achieved. No performance grants will be earned by the participant unless the minimum performance goals are met.

AMENDMENT OF THE 2001 PLAN

     Except as may be required for compliance with Rule 16b-3 under the Exchange Act and Section 162(m) of the Internal Revenue Code, our board of directors has the right and power to amend the 2001 Plan; provided, however, that our board of directors may not amend the 2001 Plan in a manner which would impair or adversely affect the rights of the holder of an outstanding award without such holder's consent. If the Code or any other applicable statute, rule or regulation, including, but not limited to, those of any securities exchange, requires stockholder approval with respect to the 2001 Plan or any type of amendment thereto, then, to the extent so required, stockholder approval will be obtained.

TERMINATION OF THE 2001 PLAN

     Subject to earlier termination by our board of directors, the 2001 Plan will terminate on March 4, 2011, subject to a five-year extension at the discretion of the board. Termination will not in any manner impair or adversely affect any award outstanding at the time of termination.

ADMINISTRATOR'S RIGHT TO MODIFY BENEFITS

     Any award granted may be converted, modified, forfeited, or canceled, in whole or in part by the administrator if and to the extent permitted in the 2001 Plan, or applicable agreement entered into in connection with an award grant or with the consent of the participant to whom such award was granted.

CHANGE IN CONTROL

     Upon the occurrence of a change in control:
     - all outstanding options and SARs shall become immediately exercisable,
     - all restrictions on restricted stock shall lapse and our right to repurchase such restricted stock shall terminate, and
     - the maximum amount payable under a performance grant through the end of the quarter in which the change in control occurs shall become due.

     A change of control will be deemed to have occurred if:
     - any person acquires beneficial ownership of 50% or more of the voting power of our then-outstanding voting securities, or
     - we are a party to a merger, consolidation, liquidation, dissolution or sale of all or substantially all of our assets, other than a merger in which we are the surviving corporation and such merger does not result in any other manner in a change in control.

REUSAGE

     If a stock option expires or is terminated, surrendered or canceled without having been fully exercised or if restricted stock or SARs are forfeited or terminated without the issuance of all of the shares subject to such award, the shares covered by such awards will again be available for use under the 2001 Plan. Shares covered by an award granted under the 2001 Plan will not be counted as used unless and until they are actually and unconditionally issued and delivered to a participant. The number of shares which are transferred to us by a participant to pay the exercise or purchase price of an award will be subtracted from the number of shares issued with respect to such award for the purpose of counting shares used. Shares withheld to pay withholding taxes in connection with the exercise or payment of an award will not be counted as used. Shares covered by an award granted under the 2001 Plan which is settled in cash will not be counted as used.

TERMINATION OF OPTIONS

     Upon the termination of an optionee's employment or other service with us, the optionee will have three months to exercise options exercisable as of the date of termination, except where such termination is for cause, in which event the option will expire immediately. However, if, the termination is due to the optionee's death or disability, then the optionee or the optionee's estate shall have the right to exercise any vested options for twelve months after such death or disability. The administrator, in its discretion, may delay the termination of such an option, but only for up to the earlier of: (a) five years from such termination or (b) the option's original expiration date.

FEDERAL INCOME TAX CONSEQUENCES

     THE FOLLOWING IS A GENERAL SUMMARY, AS OF THE DATE OF THIS PROXY STATEMENT, OF THE FEDERAL INCOME TAX CONSEQUENCES TO US AND PARTICIPANTS UNDER THE 2001 PLAN. FEDERAL TAX LAWS MAY CHANGE AND THE FEDERAL, STATE AND LOCAL TAX CONSEQUENCES FOR ANY SUCH PARTICIPANT WILL DEPEND UPON HIS, HER OR ITS INDIVIDUAL CIRCUMSTANCES. EACH PARTICIPANT HAS BEEN AND IS ENCOURAGED TO SEEK THE ADVICE OF A QUALIFIED TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE 2001 PLAN.

ISOs
----

     An optionee does not generally recognize taxable income upon the grant or upon the exercise of an ISO. Upon the sale of shares received upon exercise of an ISO, the optionee recognizes income in an amount equal to the difference, if any, between the exercise price of the ISO shares and the fair market value of those shares on the date of sale. The income is taxed at long-term capital gains rates if the optionee has not disposed of the stock within two years after the date of the grant of the ISO and has held the shares for at least one year after the date of exercise and we will not be entitled to a federal income tax deduction. The holding period requirements are waived when an optionee dies.

     The exercise of an ISO may in some cases trigger liability for the alternative minimum tax.

     If an optionee sells ISO shares before having held them for at least one year after the date of exercise and two years after the date of grant, the optionee recognizes ordinary income to the extent of the lesser of: (i) the gain realized upon the sale or (ii) the difference between the exercise price and the fair market value of the shares on the date of exercise. Any additional gain is treated as long-term or short-term capital gain depending upon how long the optionee has held the ISO shares prior to disposing of them in a disqualifying disposition. In the year of disposition, we will receive a federal income tax deduction in an amount equal to the ordinary income which the optionee recognizes as a result of the disposition.

NSOs
----

     An optionee does not recognize taxable income upon the grant of an NSO. Upon the exercise of an NSO, the optionee recognizes ordinary income to the extent the fair market value of the shares received upon exercise of the NSO on the date of exercise exceeds the exercise price. We will receive an income tax deduction in an amount equal to the ordinary income which the optionee recognizes upon the exercise of the stock option. If an optionee sells shares received upon the exercise of an NSO, the optionee recognizes capital gain income to the extent the sales proceeds exceed the fair market value of such shares on the date of exercise.

Restricted Stock
----------------

     A participant who receives an award of restricted stock does not generally recognize taxable income at the time of the award or payment. Instead, the participant recognizes ordinary income in the first taxable year in which his or her interest in the shares becomes either: (i) freely transferable or (ii) no longer subject to substantial risk of forfeiture. On the date restrictions lapse, the participant includes in taxable income the fair market value of the shares less the cash, if any, paid for the shares.

     A participant may elect to recognize income at the time he or she receives restricted stock in an amount equal to the fair market value of the restricted stock (less any cash paid for the shares) on the date of the award.

     We will receive a compensation expense deduction in the taxable year in which restrictions lapse (or in the taxable year of the award if, at that time, the participant had filed a timely election to accelerate recognition of income).

Other Benefits
--------------

     In the case of an exercise of a SAR or an award of a performance grant, or stock bonus, the participant will generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or delivery. In that taxable year, we will receive a federal income tax deduction in an amount equal to the ordinary income which the participant has recognized.

Million Dollar Deduction Limit
------------------------------

     We may not deduct compensation of more than $1,000,000 that is paid to an individual who, on the last day of the taxable year, is either our chief executive officer or is among one of the four other most highly-compensated officers for that taxable year. The limitation on deductions does not apply to certain types of compensation, including qualified performance- based compensation. We believe that awards in the form of stock options, performance stock, SARs and performance-based restricted stock constitute qualified performance-based compensation and, as such, will be exempt from the $1,000,000 limitation on deductible compensation.

REGISTRATION AND EFFECT OF STOCK ISSUANCE

     We intend to register under the Securities Act the shares of our common stock issuable under the 2001 Plan. This will make such shares immediately eligible for resale in the public market.

     The issuance of shares of our common stock under the 2001 Plan will dilute the voting power of our stockholders.

NEW PLAN BENEFITS

     The following table sets forth, to the extent determinable, the benefits under the 2001 Plan described in Proposal Number 2 to be received upon stockholder approval of such proposal.

                           2001 Equity Incentive Plan
                           --------------------------
                                                                 Shares
                                                   Dollar        Underlying
Name                                               Value ($)     Options
----                                               ---------     ----------
Non-Employee Directors as a Group                   (1)          300,000 (2)
  (3 persons)
-----------

(1) All options will be granted at an exercise price equal to the fair market value of the underlying shares of our common stock on the date of grant.

(2) Each of our three Non-Employee Directors, as compensation for service on our board of directors during our fiscal year ended April 30, 2000, will receive a grant of options to purchase an aggregate of 100,000 shares of our common stock under our 2001 Equity Incentive Plan, if the 2001 Plan is approved by our stockholders.

APPROVAL OF STOCKHOLDERS

     In order to be adopted, the 2001 Plan must be approved by the affirmative vote of a majority of the votes entitled to be cast in person or by proxy and actually cast at the annual meeting.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ADOPTION OF THE 2001 PLAN.


                                PROPOSAL NUMBER 3

                    APPROVING AN AMENDMENT TO OUR CERTIFICATE
                   OF INCORPORATION TO INCREASE THE NUMBER OF
                        AUTHORIZED SHARES OF COMMON STOCK

     Our certificate of incorporation presently provides that the number of shares of common stock which we are authorized to issue is 100,000,000. Our board of directors has determined that it is advisable to increase the number of authorized shares of common stock to 150,000,000 and has authorized such amendment to our certificate of incorporation, subject to stockholder approval. Under the proposed amendment, subject to and upon stockholder approval, paragraph (a) of Article FOURTH of our certificate of incorporation would be amended to read as follows:

        "(a) Common Stock: One Hundred Fifty Million (150,000,000) shares of Common Stock, par value $.0001 per share."

     If Proposal Number 3 is approved by our stockholders, the additional shares of common stock so authorized, as well as shares of common stock presently authorized but not issued or outstanding, may be issued from time to time upon authorization of our board of directors, without further approval by our stockholders, unless required by applicable law, and for such consideration as the board of directors may determine and as may be permitted by applicable law. Our board of directors believes the increase in the authorized shares is necessary to provide us with the flexibility to act in the future with respect to financing programs, acquisitions, stock splits and other corporate purposes (although no such specific activities are currently contemplated), without the delay and expense associated with obtaining special stockholder approval each time an opportunity requiring the issuance of shares may arise. Such a delay might deny us the flexibility our board of directors views as important in facilitating the effective use of our securities.

     The increase in authorized shares is not being proposed as a means of preventing or dissuading a change in control or takeover of our company. However, use of these shares for such a purpose is possible. Shares of authorized but unissued securities, for example, could be issued in an effort to dilute the stock ownership and voting power of persons seeking to obtain control or could be issued to purchasers who would support our board of directors in opposing a takeover proposal. In addition, the increase in authorized shares, if approved, may have the effect of discouraging a challenge for control or making it less likely that such a challenge, if attempted, would be successful.

     The proposed amendment does not change the terms of the common stock. Neither our certificate of incorporation nor Delaware law grants holders of common stock any preemptive rights. The additional shares of common stock for which authorization is sought will have the same voting rights, the same rights to dividends and distributions and will be identical in all other respects to the shares of common stock now authorized. Adoption of the proposed amendment to the certificate of incorporation would not affect the rights of the holders of our currently outstanding shares of common stock.

     The authorization of additional shares of our common stock pursuant to this proposal will have no dilutive effect upon the proportionate voting power of our present shareowners. However, to the extent that shares are subsequently issued to persons other than the present stockholders and/or in proportions other than the proportion that presently exists, such issuance could have a substantial dilutive effect on present stockholders.

      As of the Record Date, we had 38,456,254 shares of our common stock outstanding and 54,368,024 shares of our common stock reserved for issuance pursuant to our stock plans (208,236 shares) and other outstanding options, warrants and convertible securities (54,159,788 shares) to purchase our common stock.

     The following table illustrates the effect of the increase in the number of authorized shares of our common stock, assuming Proposal Number 3 is approved.

                                          Before the          After the
                                           Amendment          Amendment
                                          ----------          ---------
Authorized . . . . . . . . . . . . .     100,000,000         150,000,000
Outstanding  . . . . . . . . . . . .      38,456,254          38,456,254
Reserved . . . . . . . . . . . . . .      54,368,024          59,368,024
Available for future issuance. . . .       7,175,722          52,175,722

     In order to be adopted, the amendment to our certificate of incorporation must be approved by the affirmative vote of a majority of the votes entitled to be cast at the meeting.

     OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ADOPTION OF THE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION.


                         INDEPENDENT PUBLIC ACCOUNTANTS

     Deloitte & Touche, LLP acted as our independent auditors for the year ended April 30, 2000. Deloitte & Touche, LLP also has been selected to act as our independent auditors for our fiscal year ending April 30, 2001. We anticipate that a representative of Deloitte & Touche, LLP will be present at the annual meeting. The auditors' representative will have the opportunity to make a statement, if the auditors desire to do so, and will be available to respond to appropriate questions from stockholders.


                                 ANNUAL REPORT

     A copy of our Annual Report on Form 10-KSB for the fiscal year ended April 30, 2000 is being mailed with this proxy statement to all stockholders as of the Record Date.


                            MISCELLANEOUS INFORMATION

OTHER BUSINESS

     As of the date of this proxy statement, our board of directors does not know of any business other than specified above to come before the annual meeting, but, if any other business does lawfully come before the annual meeting, it is the intention of the persons named in the enclosed proxy to vote in regard thereto in accordance with their judgment.

COST OF SOLICITING PROXIES

     We will pay the cost of soliciting proxies in the accompanying form. In addition to solicitation by use of the mails, certain of our officers and regular employees may solicit proxies by telephone, telegraph or personal interview. We also request brokerage houses and other custodians, and, nominees and fiduciaries, to forward soliciting material to the beneficial owners of our common stock held of record by such persons, and we may make reimbursement for payments made for their expense in forwarding soliciting material to the beneficial owners of the stock held of record by such persons.

STOCKHOLDER PROPOSALS

     Stockholder   proposals   with  respect  to  our  next  annual  meeting  of
stockholders must be received by us at our corporate headquarters no later than July 1, 2002 to be considered for inclusion in our proxy statement for our 2002 annual meeting of stockholders. Stockholders interested in submitting such a proposal are advised to contact knowledgeable counsel with regard to the detailed requirements of applicable securities laws. The submission of a stockholder proposal does not guarantee that it will be included in such proxy statement.

     For any proposal that is not submitted for inclusion in our proxy statement for our 2002 annual meeting of stockholders, but is instead sought to be presented directly at such annual meeting, SEC rules permit management to vote proxies in management's discretion if we either:

     - receive notice of the proposal before the close of business on August 1, 2002 and advise our stockholders in our proxy statement for our 2002 annual meeting of stockholders about the nature of the matter and how management intends to vote on such matter, or
     - do not receive notice of the proposal prior to the close of business on August 1, 2002.

Notices of intention to present proposals at the 2002 annual meeting of stockholders should be addressed to us at our corporate headquarters.


                                           By Order of the Board of Directors,


                                           Michael O'Reilly,
                                           President and Chief Executive Officer

February __, 2001
Bay Shore, New York

                                                                      APPENDIX A


                       WINDSWEPT ENVIRONMENTAL GROUP, INC.
                             AUDIT COMMITTEE CHARTER

PURPOSE

The primary purpose of the Audit Committee (the "Committee") of Windswept Environmental Group, Inc. (the "Company") is to assist the Board of Directors (the "Board") of the Company in fulfilling its responsibility to oversee management's conduct of the Company's financial reporting process, including by overviewing the financial reports and other financial information provided by the Company to any governmental or regulatory body, the public or other users thereof, the Company's systems of internal accounting and financial controls, the annual independent audit of the Company's financial statements and the Company's legal compliance and ethics programs as established by management and the Board.

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, auditors or other experts for this purpose. The Board and the Committee are in place to represent the Company's shareholders; accordingly, the outside auditor is ultimately accountable to the Board and the Committee.

The Committee shall review the adequacy of this Charter on an annual basis.

MEMBERSHIP

The Committee shall be comprised of not less than three members of the Board, and the Committee's composition will meet the requirements of the Audit Committee Policy of the NASD.

Accordingly, all of the members will be directors:

1. Who have no relationship to the Company that may interfere with the exercise of their independence from management and the Company; and

2. Who are financially literate or who become financially literate within a reasonable period of time after appointment to the Committee. In addition, at least one member of the Committee will have accounting or related financial management expertise.

KEY RESPONSIBILITIES

The Committee's job is one of oversight and it recognizes that the Company's management is responsible for preparing the Company's financial statements and that the outside auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that financial management including any internal audit staff, as well as the outside auditors, have more time, knowledge and more detailed information on the Company than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the outside auditor's work.

The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

- The Committee shall review with management and the outside auditors the audited financial statements to be included in the Company's Annual Report on Form 10-K or 10- KSB (or the Annual Report to Shareholders if distributed prior to the filing of Form 10-K or 10-KSB) and review and consider with the outside auditors the matters required to be discussed by Statement of Auditing Standards ("SAS") No. 61.

- As a whole, or through the Committee chair, the Committee shall review with the outside auditors the Company's interim financial results to be included in the Company's quarterly reports to be filed with Securities and Exchange Commission and the matters required to be discussed by SAS No. 61; this review will occur prior to the Company's filing of the Form 10-Q or 10-QSB.

- The Committee shall discuss with the outside auditors the quality and adequacy of the Company's accounting principles as applied in its financial reporting including, but not limited to:

     - The clarity of the Company's financial disclosures and degree of aggressiveness or conservatism of the Company's accounting principles and underlying estimates; and

     - other significant decisions made by management in preparing the financial disclosure.

- The Committee shall discuss with management and the outside auditors the quality and adequacy of the Company's internal controls.

-    The Committee shall:

     - request from the outside auditors annually, a formal written statement delineating all relationships between the auditor and the Company consistent with Independence Standards Board Standard Number 1;

     -    discuss  with  the  outside   auditors  any  such  disclosed
          relationships or services and their impact on the outside auditor's objectivity and independence; and

     - recommend that the Board take appropriate action to oversee the independence of the outside auditor.

- The Committee, subject to any action that may be taken by the full Board, shall have the ultimate authority and responsibility to select (or nominate for shareholder approval), evaluate and, where appropriate, replace the outside auditor.

                                                                      APPENDIX B

                       WINDSWEPT ENVIRONMENTAL GROUP, INC.

                           2001 EQUITY INCENTIVE PLAN


                ARTICLE 1. GENERAL PURPOSE OF PLAN; DEFINITIONS.

1.1. Purpose. The purposes of this 2001 Equity Incentive Plan are (a) to enable Windswept Environmental Group, Inc. and its subsidiaries and affiliates to attract and retain highly qualified personnel who will contribute to the success of Windswept Environmental Group, Inc. and
          (b) to provide incentives to participants in this 2001 Equity Incentive Plan that are linked directly to increases in stockholder value which will therefore inure to the benefit of all stockholders of Windswept Environmental Group, Inc.

1.2. Definitions. For purposes of this Equity Incentive Plan, except as otherwise defined, capitalized terms shall have the meanings assigned to them in this Section 1.2.

               "Administrator" means the Board or, if and to the extent the Board elects to delegate the administration of the Plan or does not administer the Plan, the Committee.

               "Affiliate" means any entity or person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, another entity, where "control" (including the terms "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to cause the direction of the management and policies of the entity, whether through the ownership of voting securities, by contract or otherwise.

               "Award" means any award under the Plan.

               "Award Agreement" means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

               "Board" means the Board of Directors of the Company.

               "Cause" means the commission of any act of a material theft, embezzlement or fraud involving the Company or any Parent, Subsidiary or Affiliate of the Company, or a breach of fiduciary duty to the Company or any Parent, Subsidiary or Affiliate of the Company.

               "Change of Control" shall have the meaning assigned to such term in Section 15.2.

               "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

               "Committee" means compensation or other any committee the Board may appoint to administer the Plan. To the extent necessary and desirable, the Committee shall be composed entirely of individuals who meet the qualifications referred to in
               Section 162(m) of the Code and Rule 16b-3 under the Exchange Act. If at any time or tho any extent the Board shall not administer the Plan, then the functions of the Board specified in the Plan shall be exercised by the Committee.

               "Common Stock" means the common stock, par value $.0001 per share, of the Company.

               "Company" means Windswept Environmental Group, Inc., a Delaware corporation, or any successor corporation.

               "Disability" means the inability of a Participant to perform substantially his or her duties and responsibilities to the Company or to any Parent, Subsidiary or Affiliate by reason of a physical or mental disability or infirmity for a continuous period of six months, as determined by the Administrator. The date of such Disability shall be the last day of such six-month period or the date on which the Participant submits such medical evidence, satisfactory to the Administrator, that the Participant has a physical or mental disability or infirmity that will likely prevent the Participant from performing the Participant's work duties for a continuous period of six months or longer, as the case may be.

               "Eligible Recipient" means an officer, director, employee, consultant or advisor of the Company or of any Parent, Subsidiary or Affiliate. For purposes of the Plan, the term "employee" shall include all those individuals whose service with or for the Company and/or any Parent, Subsidiary or Affiliate of the Company, is within the definition of "employee" in the Rule as to the Use of Form S-8 contained in the General Instructions for the registration statement on Form S-8 promulgated by the Securities and Exchange Commission.

               "Employee Director" means any director of the Company who is also an employee of the Company or of any Parent, Subsidiary or Affiliate.

               "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

               "Exercise Price" means the per share price at which a holder of an Award may purchase the Shares issuable upon exercise of such Award.

               "Fair Market Value" as of a particular date shall mean the fair market value of a share of Common Stock as determined by the Administrator; provided, however, that Fair Market Value shall mean (i) if the Common Stock is listed or admitted to trade on a national securities exchange, the closing price of the Common Stock on the Composite Tape, as published in The Wall Street Journal, of the principal national securities exchange on which the Common Stock is so listed or admitted to trade, on such date, or, if there is no trading of the Common Stock on such date, then the closing price of the Common Stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares; (ii) if the Common Stock is not listed or admitted to trade on a national securities exchange but is listed and quoted on The Nasdaq Stock Market ("Nasdaq"), the last sale price for the Common Stock on such date as reported by Nasdaq, or, if there is no reported trading of the Common Stock on such date, then the last sale price for the Common Stock on the next preceding date on which there was trading in the Common Stock; (iii) if the Common Stock is not listed or admitted to trade on a national securities exchange and is not listed and quoted on Nasdaq, the mean between the closing bid and asked price for the Common Stock on such date, as furnished by the National Association of Securities Dealers, Inc. ("NASD"); (iv) if the Common Stock is not listed or admitted to trade on a national securities exchange, not listed and quoted on Nasdaq and closing bid and asked prices are not furnished by the NASD, the mean between the closing bid and asked price for the Common Stock on such date, as furnished by the National Quotation Bureau ("NQB") or similar organization; (v) if the stock is not listed or admitted to trade on a national securities exchange, not listed and quoted on Nasdaq and if bid and asked prices for the Common Stock are not furnished by the NASD, NQB or a similar organization, the value established in good faith by the Administrator; and (vi) in the case of a Limited Stock Appreciation Right, the Fair Market Value of a share of Common Stock shall be the "Change in Control Price"
               (as defined in the Award Agreement evidencing such Limited Stock Appreciation Right) of a share of Common Stock as of the date of exercise.

               "Family Member" means, with respect to any Participant, any of the following:
                    (a) such Participant's child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law, including any such person with such relationship to the Participant by adoption;
                    (b) any person (other than a tenant or employee) sharing such Participant's household;
                    (c) a trust in which the persons identified in clauses (a) and (b) above have more than fifty percent of the beneficial interest;
                    (d)  a foundation in which the persons identified in clauses
                    (a) and (b) above or the Participant control the management of assets; or
                    (e) any other entity in which the persons identified in clauses (a) and (b) above or the Participant own more than fifty percent of the voting interest.

               "Incentive Stock Option" means any Option intended to be designated as an "incentive stock option" within the meaning of
               Section 422 of the Code.

               "Incumbent Board" means (i) the members of the Board of the Company on March 5, 2001, to the extent that they continue to serve as members of the Board, and (ii) any individual who becomes a member of the Board after March 5, 2001, if such individual's election or nomination for election as a director was approved by a vote of at least three-quarters of the then Incumbent Board.

               "Limited Stock Appreciation Right" means a Stock Appreciation Right that can be exercised only in the event of a "Change in Control" (as defined in the Award Agreement evidencing such Limited Stock Appreciation Right).

               "Non-Employee Director" means a director of the Company who is not an employee of the Company or of any Parent, Subsidiary or Affiliate.

               "Non-Qualified Stock Option" means any Option that is not an Incentive Stock Option, including, but not limited to, any Option that provides (as of the time such Option is granted) that it will not be treated as an Incentive Stock Option.

               "Option" means an option to purchase Shares granted pursuant to
               Article 5.

               "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations in the chain (other than the Company) owns stock possessing 50% or more of the combined voting power of all classes of stock in one of the other corporations in the chain.

               "Participant" means any Eligible Recipient selected by the Administrator, pursuant to the Administrator's authority to receive grants of Options, Stock Appreciation Rights, Limited Stock Appreciation Rights, awards of Restricted Stock, Performance Shares, other types of awards, or any combination of the foregoing.

               "Performance Grant" shall have the meaning assigned to the term in Article 8.

               "Performance Shares" means Shares that are subject to restrictions based upon the attainment of specified performance objectives granted pursuant to Article 8.

               "Permitted Transfer" means, as authorized by the Plan and the Administrator, with respect to an interest in a Non-Qualified Stock Option, any transfer effected by the Participant during the Participant's lifetime of an interest in such Non-Qualified Stock Option but only such transfers which are by gift or pursuant to domestic relations orders. A permitted transfer does not include any transfer for value and neither transfers under a domestic relations order in settlement of marital property rights or to an entity in which more than 50% of the voting interests are owned by

               Family Members or the Participant in exchange for an interest in that entity are deemed transfers for value.

               "Plan" means this 2001 Equity Incentive Plan.

               "Related Employment" means the employment or performance of services by an individual for an employer that is neither the Company, any Parent, Subsidiary nor Affiliate, provided that (i) such employment or performance of services is undertaken by the individual at the request of the Company or any Parent, Subsidiary or Affiliate, (ii) immediately prior to undertaking such employment or performance of services, the individual was employed by or performing services for the Company or any Parent, Subsidiary or Affiliate or was engaged in Related Employment, and (iii) such employment or performance of services is in the best interests of the Company and is recognized by the Administrator, as Related Employment. The death or Disability of an individual during a period of Related Employment shall be treated, for purposes of this Plan, as if the death or onset of Disability had occurred while the individual was employed by or performing services for the Company or a Parent, Subsidiary or Affiliate.

               "Restricted Stock" means Shares subject to certain restrictions granted pursuant to Article 7.

               "Restricted Period" means the period of time Restricted Stock remains subject to restrictions imposed on the Award of such Restricted Stock.

               "Securities Act" means the Securities Act of 1933, as amended from time to time.

               "Shares" means shares of Common Stock reserved for issuance under or issued pursuant to the Plan, as adjusted pursuant to Article 4, and any successor security.

               "Stock Appreciation Right" means the right pursuant to an Award granted under Article 6 to receive an amount equal to the excess, if any, of (i) the Fair Market Value, as of the date such Stock Appreciation Right or portion thereof is surrendered, of the Shares covered by such right or such portion thereof, over (ii) the aggregate exercise price of such right or such portion thereof as established by the Administrator at the time of the grant of such Award (or such other exercise price thereafter established by the Administrator with the consent of the Participant granted such Award where required by the Plan).

               "Stock Bonus" means an Award granted pursuant to Article 9.

               "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations (other than the last corporation) in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

               "Ten Percent Stockholder" shall have the meaning assigned to it in Section 5.4.

               "Termination" or "Terminated" means, for purposes of the Plan with respect to a Participant, that such Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor, or advisor to the Company or any Parent, Subsidiary or Affiliate of the Company. A Participant will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Administrator, provided, that such leave is for a period of not more than 90 days, unless reemployment or reinstatement upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees and other participants in writing. In the case of any Participant on an approved leave of absence, the Administrator may make such provisions respecting suspension of vesting of any Award previously granted to such Participant while such Participant is on leave from the Company or any Parent, Subsidiary or Affiliate of the Company as the Administrator may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Award Agreement with respect to such Option. The Administrator will have sole discretion to determine whether a Participant has ceased to provide services and the applicable Termination Date.

               "Termination Date" means the effective date of Termination, as determined by the Administrator.


ARTICLE 2.  ADMINISTRATION.

2.1. Administration in Accordance with the Code and Exchange Act. The Plan shall be administered in accordance with the requirements of Section 162(m) of the Code (but only to the extent necessary and desirable to maintain qualification of Awards under the Plan under Section 162(m) of the Code) and, to the extent applicable, Rule 16b-3 under the Exchange Act ("Rule 16b-3"), by the Board or, at the Board's sole discretion, by the Committee, which shall be appointed by the Board, and which shall serve at the pleasure of the Board.

2.2. Administrator's Powers. Subject to the general purposes, terms and conditions of this Plan, the Administrator will have full power to implement and carry out this Plan. The Administrator will have the authority to:

              (a) construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

              (b) prescribe, amend and rescind rules and regulations relating to this Plan or any Award;
              (c)  select persons to receive Awards;
              (d)  determine the form and terms of Awards;
              (e) determine the number of Shares or other consideration subject to Awards;
              (f) determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent, Subsidiary or Affiliate of the Company;
              (g)  grant waivers of Plan or Award conditions;
              (h)  determine the vesting, exercisability and payment of Awards;
              (i) correct any defect, supply any omission or reconcile any inconsistency in the Plan, any Award or any Award Agreement;
              (j) to make any adjustments necessary or desirable as a result of the granting of an Award to an Eligible Participant located outside the United States;
              (k)  determine whether an Award has been earned; and
              (l) make all other determinations necessary or advisable for the administration of the Plan.

2.3. Administrator's Discretion Final. Any determination made by the Administrator with respect to any Award will be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of the Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under the Plan.

2.4. Administrator's Method of Acting; Liability. The Administrator may act only by a majority of its members then in office, except that the members thereof may authorize any one or more of their members or any officer of the Company to execute and deliver documents or to take any other ministerial action on behalf of the Administrator with respect to Awards made or to be made to Eligible Participants. No member of the Administrator and no officer of the Company shall be liable for anything done or omitted to be done by such member or officer, by any other member of the Administrator or by any officer of the Company in connection with the performance of duties under the Plan, except for such member's or officer's own willful misconduct or as expressly provided by law.


ARTICLE 3.  PARTICIPATION.

3.1. Affiliates. If a Parent, Subsidiary or Affiliate of the Company wishes to participate in the Plan and its participation shall have been approved by the Board, the board of directors or other governing body of the Parent, Subsidiary or Affiliate, as the case may be, shall adopt a resolution in form and substance satisfactory to the Administrator authorizing participation by the Parent, Subsidiary or Affiliate in the Plan. A Parent, Subsidiary or Affiliate participating in the Plan may cease to be a participating company at any time by action of the Board or by action of the board of directors or other governing body of such Parent, Subsidiary or Affiliate, which latter action shall be effective not earlier than the date of delivery to the Secretary of the Company of a certified copy of a resolution of the Parent, Subsidiary or Affiliate's board of directors or other governing body taking such action. If the participation in the Plan of a Parent, Subsidiary or Affiliate shall terminate, such termination shall not relieve the Parent, Subsidiary or Affiliate of any obligations theretofore incurred by the Parent, Subsidiary or Affiliate, except as may be approved by the Administrator.

3.2. Participants. Incentive Stock Options may be granted only to employees (including officers and directors who are also employees) of the Company, or any Parent, Subsidiary or Affiliate of the Company.
         All other Awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or any Parent, Subsidiary or Affiliate of the Company; provided, that such consultants, contractors and advisors render bona fide services to the Company or such Parent, Subsidiary or Affiliate of the Company not in connection with the offer and sale of securities in a capital-raising transaction. An Eligible Participant may be granted more than one Award under the Plan.


ARTICLE 4.  AWARDS UNDER THE PLAN.

4.1. Types of Awards. Awards under the Plan may include, but need not be limited to, one or more of the following types, either alone or in any combination thereof:
             (a)  Options;
             (b)  Stock Appreciation Rights;
             (c)  Restricted Stock;
             (d)  Performance Grants;
             (e)  Stock Bonuses; and
             (f) any other type of Award deemed by the Administrator to be consistent with the purposes of the Plan (including but not limited to, Awards of or options or similar rights granted with respect to unbundled stock units or components thereof, and Awards to be made to participants who are foreign nationals or are employed or performing services outside the United States).

4.2. Number of Shares Available Under the Plan. Subject to Section 4.4, the total number of Shares reserved and available for grant and issuance pursuant to the Plan will be 5,000,000, plus Shares that are subject to:
             (a) issuance upon exercise of an Option previously granted but cease to be subject to such Option for any reason other than exercise of such Option;
             (b) an Award previously granted but forfeited or repurchased by the Company at the original issue price; and
             (c) an Award previously granted that otherwise terminates without Shares being issued.

         Shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

         The number of Shares which are transferred to the Company by a Participant to pay the exercise or purchase price of an award will be subtracted from the number of Shares issued with respect to such Award for the purpose of counting Shares used under the Plan. Shares withheld to pay withholding taxes in connection with the exercise or repayment of an Award will not be counted as used under the Plan. In addition, shares covered by an award granted under the Plan which is settled in cash will not be counted as used under the Plan.

4.3. Reservation of Shares. At all times, the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under the Plan and all other outstanding but unexercised Awards granted under the Plan.

4.4. Adjustment in Number of Shares Available Under the Plan. In the event that the number of outstanding shares of Common Stock is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under the Plan, (b) the number of Shares that may be granted pursuant to the Plan, (c) the Exercise Prices of and number of Shares subject to outstanding Options and other awards, and (d) the exercise prices of and number of Shares subject to other outstanding Awards, will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided, however, that, upon occurrence of such an event, fractions of a Share will not be issued upon exercise of an Award but will, upon such exercise, either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share on the effective date of such an event or will be rounded up to the nearest whole Share, as determined by the Administrator.

4.5.     Rights with Respect to Common Shares and Other Securities.

             (a) Unless otherwise determined by the Administrator, a Participant to whom an Award of Restricted Stock has been made (and any person succeeding to such Participant's rights with respect to such Award pursuant to the Plan) shall have, after issuance of a certificate or copy thereof for the number of Shares so awarded and prior to the expiration of the Restricted Period or the earlier repurchase of such Shares as provided in the Plan or Award Agreement with respect to such Award of Restricted Stock, ownership of such Shares, including the right to vote the same and to receive dividends or other distributions made or paid with respect to such Shares (provided that such Shares, and any new, additional or different shares, or other securities or property of the Company, or other forms of consideration which the participant may be entitled to receive with respect to such Shares as a result of a stock split, stock dividend or any other change in the corporate or capital structure of the Company, shall be subject to the restrictions of the Plan as determined by the Administrator), subject, however, to the options, restrictions and limitations imposed thereon pursuant to the Plan. Notwithstanding the foregoing, unless otherwise determined by the Administrator, a Participant with whom an Award Agreement is made to issue Shares in the future shall have no rights as a stockholder with respect to Shares related to such Award Agreement until a stock certificate evidencing such Shares is issued to such Participant.

             (b) Unless otherwise determined by the Administrator, a Participant to whom a grant of Stock Options, Stock Appreciation Rights, Performance Grants or any other Award is made (and any person succeeding to such Participant's rights pursuant to the
             Plan) shall have no rights as a stockholder with respect to any Shares or as a holder with respect to other securities, if any, issuable pursuant to any such Award until the date a stock certificate evidencing such Shares or other instrument of ownership, if any, is issued to such Participant. Except as provided in Section 4.4, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities, other property or other forms of consideration, or any combination thereof) for which the record date is prior to the date such stock certificate or other instrument of ownership, if any, is issued.


ARTICLE 5.  STOCK OPTIONS.

5.1. Grant; Determination of Type of Option. The Administrator may grant one or more Options to an Eligible Participant and will determine (a) whether each such Option will be an Incentive Stock Option or a Non-Qualified Stock Option, (b) the number of Shares subject to each such Option, (c) the Exercise Price of each such Option, (d) the period during which each such Option may be exercised, and (e) all other terms and conditions of each such Option, subject to the terms and conditions of this Article 5. The Administrator may grant an Option either alone or in conjunction with Stock Appreciation Rights, Performance Grants or other Awards, either at the time of grant or by amendment thereafter.

5.2. Form of Option Award Agreement. Each Option granted under the Plan will be evidenced by an Award Agreement which will expressly identify the Option as an Incentive Stock Option or a Non-Qualified Stock Option, will be in such form and contain such provisions (which need not be the same for each Participant or Option) as the Administrator may from time to time approve, and which will comply with and be subject to the terms and conditions of the Plan.

5.3. Date of Grant. The date of grant of an Option will be the date on which the Administrator makes the determination to grant such Option, unless otherwise specified by the Administrator.

5.4. Exercise Period. Each Option shall be exercisable within the times or upon the occurrence of one or more events determined by the Administrator and set forth in the Award Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten years from the date the Option is granted; and provided, further, however, that no Incentive Stock Option granted to a person who directly or by attribution owns more than 10% of the total combined voting power of all classes of stock of the Company or of any Parent, Subsidiary or Affiliate of the Company (each, a "Ten Percent Stockholder") will be exercisable after the expiration of five years from the date such Incentive Stock Option is granted. The Administrator also may provide for an Option to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Administrator determines. Unless otherwise determined by the Administrator, an Option shall be exercisable as follows:
             (a) up to 25% of the number of Shares subject to such Option commencing on the first anniversary of the date of grant of such Option;
             (b) up to an additional 25% of the number of Shares subject to such Option commencing on the second anniversary of the date of grant of such Option;
             (c) up to an additional 25% of the number of Shares subject to such Option commencing on the third anniversary of the date of grant of such Option; and
             (d) up to an additional 25% of the number of Shares subject to such Option commencing on the fourth anniversary of the date of grant of such Option.

5.5. Exercise Price. The Exercise Price of an Option will be determined by the Administrator when the Option is granted and may be not less than 85% of the per share Fair Market Value of the Shares subject to such Option on the date of grant of such Option; provided, however, that:
         (a) the Exercise Price of an Incentive Stock Option will be not less than 100% of the per share Fair Market Value of such Shares on the date of such grant and (b) the Exercise Price of any Incentive Stock Option granted to a Ten Percent Stockholder will not be less than 110% of the per share Fair Market Value of such Shares on the date of such grant. Payment for the Shares purchased shall be made in accordance with Article 10 of the Plan.

5.6. Method of Exercise. An Option may be exercised only by delivery to the Company of an irrevocable written exercise notice (a) identifying the Option being exercised, (b) stating the number of Shares being purchased, (c) providing any other matters required by the Award Agreement with respect to such Option, and (d) containing such representations and agreements regarding Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws. Such exercise notice shall be accompanied by payment in full of the Exercise Price for the number of Shares being purchased in accordance with Article 10 and the executed Award Agreement with respect to such Option.

5.7. Termination. Notwithstanding anything contained in Section 5.4 or in an Award Agreement, exercise of Options shall always be subject to the following:

              (a) If the Participant is Terminated for any reason except death or Disability, then the Participant may exercise each of such Participant's Options (i) only to the extent that such Options would have been exercisable on the Termination Date and (ii) no later than three months after the Termination Date (or such longer time period not exceeding five years as may be determined by the Administrator, with any exercise beyond three months after the Termination Date deemed to be an exercise of an Non-Qualified Stock Option), but in any event, no later than the original expiration date of such Option;
              (b) If the Participant is Terminated because of Participant's death or Disability (or the Participant dies within three months after a Termination other than for Cause or because of Participant's Disability), then each of such Participant's
              Options (i) may be exercised only to the extent that such Option would have been exercisable by Participant on the Termination Date and (ii) must be exercised by Participant (or Participant's legal representative or authorized assignee) no later than twelve months after the Termination Date (or such longer time period not exceeding five years as may be determined by the Administrator, with any such exercise beyond (A) three months after the Termination Date when the Termination is for any reason other than the Participant's death or Disability or (B) twelve months after the Termination Date when the Termination is because of Participant's death or Disability, deemed to be an exercise of a Non-Qualified Stock Option), but in any event no later than the original expiration date of such Option;
              (c) Notwithstanding the provisions in paragraphs 5.7(a) and 5.7(b), if a Participant is terminated for Cause, neither the Participant, the Participant's estate nor such other person who may then hold an Option shall be entitled to exercise such Option whatsoever, whether or not, after the Termination Date, the Participant may receive payment from the Company or any Parent, Subsidiary or Affiliate of the Company for vacation pay, for services rendered prior to the Termination Date, for services rendered for the day on which Termination occurs, for salary in lieu of notice, for severance or for any other benefits; provided, however, in making such a determination, the Administrator shall give the Participant an opportunity to present to the Administrator evidence on Participant's behalf that the provisions of this paragraph 5.7(c) should not apply and, in the alternative, paragraph 5.7(a) or 5.7(b) shall apply; provided, further, however, that, for the purpose of this paragraph 5.7(c), Termination shall be deemed to occur on the date when the Company dispatches notice or advice to the Participant that such Participant is Terminated.

5.8. Limitations on Exercise. The Administrator may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided, that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which the Option is then exercisable.

5.9. Limitations on Incentive Stock Options. The aggregate Fair Market Value (as determined as of the date of grant) of Shares with respect to which an Incentive Stock Option are exercisable for the first time by a Participant during any calendar year (under the Plan or under any other incentive stock option plan of the Company, and any Parent, Subsidiary and Affiliate of the Company) will not exceed $100,000. If the Fair Market Value of Shares on the date of grant with respect to which Incentive Stock Option(s) are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then the Option(s) for the first $100,000 worth of Shares to become exercisable in such calendar year will be deemed Incentive Stock Option(s) and the Option(s) that become exercisable in such calendar year for the number of Shares which have a Fair Market Value in excess of $100,000 will be deemed to be Non-Qualified Stock Option(s). In the event that the Code or the regulations promulgated thereunder are amended after the effective date of the Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to Incentive Stock Options, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

5.10. Modification, Extension or Renewal. The Administrator may modify, extend or renew any outstanding Option and authorize the grant of one or more new Options in substitution therefor; provided that any such action may not, without the written consent of a Participant, impair any of such Participant's rights under any Option previously granted. Any outstanding Incentive Stock Option that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) and other applicable provisions of the Code.
         The Administrator may reduce the Exercise Price of any outstanding Option of a Participant without the consent of the Participant affected by delivering a written notice to the Participant; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 5.5 for Options granted on the date the action is taken to reduce such Exercise Price.

5.11. No Disqualification. Notwithstanding any other provision in the Plan, no term of the Plan relating to an Incentive Stock Option will be interpreted, amended or altered, nor will any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any Incentive Stock Option under
         Section 422 of the Code.

5.12. Prohibition Against Transfer. No Option may be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution or pursuant to a domestic relations order, and a Participant's Option shall be exercisable during such Participant's lifetime only by such Participant or such person receiving such Option pursuant to a domestic relations order.


ARTICLE 6.  STOCK APPRECIATION RIGHTS.

6.1      Grant of Stock Appreciation Rights.

             (a) The Administrator may grant Stock Appreciation Rights either alone, or in conjunction with the grant of an Option, Performance Grant or other Award, either at the time of grant or by amendment thereafter. Each Award of Stock Appreciation Rights granted under the Plan shall be evidenced by an instrument in such form as the Administrator shall prescribe from time to time in accordance with the Plan and shall comply with the following terms and conditions, and with such other terms and conditions, including, but not limited to, restrictions upon the Award of Stock Appreciation Rights or the Shares issuable upon exercise thereof, as the Administrator shall establish.
             (b) The Administrator shall determine the number of Shares to be subject to each Award of Stock Appreciation Rights. The number of Shares subject to an outstanding Award of Stock Appreciation Rights may be reduced on a share-for-share or other appropriate basis, as determined by the Administrator, to the extent that Shares under such Award of Stock Appreciation Rights are used to calculate the cash, Shares, or other securities or property of the Company, or other forms of payment, or any combination thereof, received pursuant to exercise of an Option attached to such Award of Stock Appreciation Rights, or to the extent that any other Award granted in conjunction with such Award of Stock Appreciation Rights is paid.

6.2. Prohibition Against Transfer. No Award of Stock Appreciation Rights may be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of the descent and distribution or pursuant to a domestic relations order, and Stock Appreciation Rights Awarded to a Participant shall be exercisable during such Participant's lifetime only by such Participant or such person receiving such Option pursuant to a domestic relations order. Unless the Administrator determines otherwise, the Award of Stock Appreciation Rights to a Participant shall not be exercisable for at least six months after the date of grant, unless such Participant is Terminated before the expiration of such six-month period by reason of such Participant's Disability or death.

6.3. Exercise. The Award of Stock Appreciation Rights shall not be exercisable:
             (a) in the case of any Award of Stock Appreciation Rights that are attached to an Incentive Stock Option granted to a Ten Percent Employee, after the expiration of five years from the date such Incentive Stock Option is granted, and, in the case of any other Award of Stock Appreciation Rights, after the expiration of ten years from the date of such Award. Any Award of Stock Appreciation Rights may be exercised during such period only at such time or times and in such installments as the Administrator may establish;
             (b) unless the Option or other Award to which the Award of Stock Appreciation Rights is attached is at the time exercisable; and
             (c) unless the Participant exercising the Award of Stock Appreciation Rights has been, at all times during the period beginning with the date of the grant thereof and ending on the date of such exercise, employed by or otherwise performing services for the Company or any Parent, Subsidiary or Affiliate of the Company, except that

                 (i) in the case of any Award of Stock Appreciation Rights (other than those attached to an Incentive Stock Option), if such Participant is Terminated solely by reason of a period of Related Employment, the Participant may, during such period of Related Employment, exercise the Award of Stock Appreciation Rights as if such Participant had not been Terminated;
                 (ii) if such Participant is Terminated by reason of such Participant's Disability or early, normal or deferred retirement under an approved retirement program of the Company or any Parent, Subsidiary or Affiliate of the Company (or such other plan or arrangement as may be approved by the Administrator for this purpose) while holding an Award of Stock Appreciation Rights which has not expired and has not been fully exercised, such Participant may, at any time within three years (or such other period determined by the Administrator) after the Termination Date
             (but in no event after the Award of Stock Appreciation Rights has expired), exercise the Award of Stock Appreciation Rights with respect to any Shares as to which such Participant could have exercised the Award of Stock Appreciation Rights on the Termination Date, or with respect to such greater number of Shares as determined by the Administrator;
                 (iii) if such Participant is Terminated for reasons other than Related Employment, Disability, early, normal or deferred retirement or death while holding an Award of Stock Appreciation Rights which has not expired and has not been fully exercised, such person may exercise the Award of Stock Appreciation Rights at any time during the period, if any, which the Administrator approves (but in no event after the Award of Stock Appreciation Rights expires) following such Participant's Termination Date with respect to any Shares as to which such Participant could have exercised the Award of Stock Appreciation Rights on such Participant's Termination Date or as otherwise permitted by the Administrator; or
                 (iv) if any Participant to whom an Award of Stock Appreciation
             Rights has been granted shall die holding an Award of Stock Appreciation Rights which has not expired and has not been fully exercised, such Participant's executors, administrators, heirs or distributees, as the case may be, may, at any time within one year (or such other period determined by the Administrator) after the date of death (but in no event after the Award of Stock Appreciation Rights has expired), exercise the Award of Stock Appreciation Rights with respect to any Shares as to which the decedent Participant could have exercised the Award of Stock Appreciation Rights at the time of such death, or with respect to such greater number of Shares as may be determined by the Administrator.

6.4.     Exercise.
              (a) An Award of Stock Appreciation Rights shall entitle the Participant (or any person entitled to act under the provisions of clause (iv) of Paragraph 6.3(c) to either (i) exercise such Award and receive payment in accordance with such Award or (ii) surrender unexercised the Option (or other Award) to which the Stock Appreciation Rights is attached (or any portion of such Option or other Award) to the Company and to receive from the Company in exchange therefor, without payment to the Company, that number of Shares having an aggregate value equal to the excess of the Fair Market Value of one Share, at the time of such exercise, over the Exercise Price per share, times the number of Shares subject to the Award or the Option (or other Award), or portion thereof, which is so exercised or surrendered, as the case may be. The Administrator shall be entitled to elect to settle the obligation arising out of the exercise of Stock Appreciation Rights by the payment of cash or other securities or property of the Company, or other forms of payment, or any combination thereof, as determined by the Administrator, equal to the aggregate value of the Shares the Company would otherwise be obligated to deliver. Any such election by the Administrator shall be made as soon as practicable after the receipt by the Company of written notice of the exercise of such Stock Appreciation Rights. The value of a Share, other securities or property of the Company, or other forms of payment determined by the Administrator for this purpose shall be the Fair Market Value of a Share on the last business day next preceding the date of the election to exercise such Stock Appreciation Rights, unless the Administrator determines otherwise and is set forth in the Award Agreement with respect to such Stock Appreciation Rights.
              (b) An Award of Stock Appreciation Rights may provide that such Stock Appreciation Rights shall be deemed to have been exercised at the close of business on the business day preceding the expiration date of such Stock Appreciation Rights or of the related Option (or other Award), or such other date as specified by the Administrator, if at such time such Stock Appreciation Rights has a positive value. Such deemed exercise shall be settled or paid in the same manner as a regular exercise thereof as provided in Paragraph 6.4(a).

6.5.     Fractional Shares.  No fractional shares may be delivered under this
         Article 6, but, in lieu thereof, a cash or other adjustment shall be made as determined by the Administrator.



ARTICLE 7.  RESTRICTED STOCK.

7.1. Grant. An Award of Restricted Stock is an offer by the Company to sell to an Eligible Participant Shares that are subject to restrictions.
         The Administrator will determine to whom an offer will be made, the number of Shares the person may purchase, the Exercise Price to be paid, the restrictions to which the Shares will be subject, and all other terms and conditions of the Restricted Stock Award, subject to the provisions of this Article 7.

7.2 Form of Restricted Stock Award. All purchases under an Award of Restricted Stock will be evidenced by an Award Agreement that will be in such form (which need not be the same for each Award of Restricted Stock or Participant) as the Administrator will from time to time approve, and will comply with and be subject to the terms and conditions of the Plan. The offer of Restricted Stock will be accepted by the Participant's execution and delivery of the Award Agreement evidencing the offer to purchase the Restricted Stock and full payment for the Shares to the Company within 30 days from the date such Award Agreement is tendered to such Eligible Participant. If such Eligible Participant does not execute and deliver such Award Agreement along with full payment for the Shares to the Company within such 30 day period, then such offer will terminate, unless otherwise determined by the Administrator.

7.3. Purchase Price. The Exercise Price of Shares sold pursuant to an Award of Restricted Stock will be determined by the Administrator on the date such Award is granted, except in the case of a sale to a Ten Percent Stockholder, in which case the Exercise Price will be 100% of the per share Fair Market Value on the date such Award is granted of the Shares subject to the Award. Payment of the Exercise Price may be made in accordance with Article 10 of the Plan.

7.4. Terms of Restricted Stock Awards. Each Award of Restricted Stock shall be subject to such restrictions as the Administrator may impose. These restrictions may be based upon completion of a specified number of years of service with the Company or upon completion of the performance goals as set out in advance in the Participant's individual
         Award Agreement. Awards of Restricted Stock may vary from Participant to Participant and between groups of Participants. Prior to the grant of an Award of Restricted Stock, the Administrator shall:
             (a) determine the nature, length and starting date of any performance period for the Restricted Stock Award;
             (b) select from among the performance factors to be used to measure performance goals, if any; and
             (c) determine the number of Shares that may be awarded to the Participant.

         Prior to the payment of any Restricted Stock pursuant to an Award, the Administrator shall determine the extent to which such Restricted Stock Award has been earned. Performance periods may overlap and Participants may participate simultaneously with respect to Restricted Stock Awards that are subject to different performance periods and having different performance goals and other criteria.

7.5. Termination During Performance Period. If a Participant is Terminated during a performance period with respect to any Award of Restricted Stock for any reason, then such Participant will be entitled to payment (whether in Shares, cash or otherwise) with respect to the Restricted Stock Award only to the extent earned as of the date of Termination in accordance with the Award Agreement with respect to such Restricted Stock, unless the Administrator determines otherwise.

ARTICLE 8.  PERFORMANCE GRANTS.

8.1. Award. The Award of a Performance Grant ("Performance Grant") to a Participant will entitle such Participant to receive a specified amount (the "Performance Grant Actual Value") as determined by the Administrator; provided that the terms and conditions specified in the Plan and in the Award of such Performance Grant are satisfied. Each Award of a Performance Grant shall be subject to the terms and conditions set forth in this Article 8 and such other terms and conditions, including, but not limited to, restrictions upon any cash, Shares, other securities or property of the Company, or other forms of payment, or any combination thereof, issued in respect of the Performance Grant, as the Administrator shall establish, shall be embodied in an Award Agreement in such form and substance as is approved by the Administrator.

8.2. Terms. The Administrator shall determine the value or range of values of a Performance Grant to be awarded to each Participant selected for an Award of a Performance Grant and whether or not such Performance Grant is granted in conjunction with an Award of Options, Stock Appreciation Rights, Restricted Stock or other type of Award, or any combination thereof, under the Plan (which may include, but need not be limited to, deferred Awards) concurrently or subsequently granted to such Participant (the "Associated Award"). As determined by the Administrator, the maximum value of each Performance Grant (the "Maximum Value") shall be:
            (a) an amount fixed by the Administrator at the time the award is made or amended thereafter;
            (b) an amount which varies from time to time based in whole or in part on the then current Fair Market Value of a Share, other securities or property of the Company, or other securities or property, or any combination thereof; or
            (c) an amount that is determinable from criteria specified by the Administrator.

         Performance Grants may be issued in different classes or series having different names, terms and conditions. In the case of a Performance Grant awarded in conjunction with an Associated Award, the Performance Grant may be reduced on an appropriate basis to the extent that the Associated Award has been exercised, paid to or otherwise received by the participant, as determined by the Administrator.

8.3. Award Period. The award period ("Performance Grant Award Period") in respect of any Performance Grant shall be a period determined by the Administrator. At the time each Performance Grant is made, the Administrator shall establish performance objectives to be attained within the Performance Grant Award Period as the means of determining the Performance Grant Actual Value of such Performance Grant. The performance objectives shall be based on such measure or measures of performance, which may include, but need not be limited to, the performance of the Participant, the Company, one or more Subsidiary, Parent or Affiliate of the Company, or one or more of divisions or units thereof, or any combination of the foregoing, as the Administrator shall determine, and may be applied on an absolute basis or be relative to industry or other indices, or any combination thereof. Each Performance Grant Actual Value of a Performance Grant shall be equal to the Performance Grant Maximum Value of such Performance grant only if the performance objectives are attained in full, but the Administrator shall specify the manner in which the Performance Grant Actual Value shall be determined if the performance objectives are met in part. Such performance measures, the Performance Grant Actual Value or the Performance Grant Maximum Value, or any combination thereof, may be adjusted in any manner by the Administrator at any time and from time to time during or as soon as practicable after the Performance Grant Award Period, if it determines that such performance measures, the Performance grant Actual Value or the Performance Grant Maximum Value, or any combination thereof, are not appropriate under the circumstances.

8.4. Termination. The rights of a Participant in Performance Grants awarded to such Participant shall be provisional and may be canceled or paid in whole or in part, all as determined by the Administrator, if such Participant's continuous employment or performance of services for the Company, any Parent, Subsidiary and Affiliate of the Company shall terminate for any reason prior to the end of the Performance Grant Award Period, except solely by reason of a period of Related Employment.

8.5. Determination of Performance Grant Actual Values. The Administrator shall determine whether the conditions of Paragraphs 8.2 or 8.3 have been met and, if so, shall ascertain the Performance Grant Actual Value of Performance Grants. If a Performance Grant has no Performance Grant Actual Value, the Award of such Performance Grant shall be deemed to have been canceled and the Associated Award, if any, may be canceled or permitted to continue in effect in accordance with such Associated Award's terms. If a Performance Grant has a Performance Grant Actual Value and:
             (a) was not awarded in conjunction with an Associated Award, the Administrator shall cause an amount equal to the Performance Grant Actual Value of such Performance Grant to be paid to the Participant or the Participant's beneficiary as provided below; or
             (b) was awarded in conjunction with an Associated Award, the Administrator shall determine, in accordance with criteria specified by the Administrator, whether to (i) to cancel such Performance Grant, in which event no amount in respect thereof shall be paid to the Participant or the Participant's beneficiary, and the Associated Award may be permitted to continue in effect in accordance with the Associated Award's terms, (ii) pay the Performance Grant Actual Value to the Participant or the Participant's beneficiary as provided below, in which event such Associated Award may be canceled, or (iii) pay to the Participant or the Participant's beneficiary as provided below, the Performance Grant Actual Value of only a portion of such Performance Grant, in which case a complimentary portion of the Associated Award may be permitted to continue in effect in accordance with its terms or be canceled, as determined by the Administrator.

         Such determination by the Administrator shall be made as promptly as practicable following the end of the Performance Grant Award Period or upon the earlier termination of employment or performance of services, or at such other time or times as the Administrator shall determine, and shall be made pursuant to criteria specified by the Administrator.

8.6. Payment. Payment of any amount in respect of the Performance Grants which the Administrator determines to pay as provided in this Article 8 shall be made by the Company as promptly as practicable after the end of the Performance Grant Award Period or at such other time or times as the Administrator shall determine, and may be made in cash, Shares, other securities or property of the Company, or other forms of payment, or any combination thereof or in such other manner, as determined by the Administrator. Notwithstanding anything in this Article 8 to the contrary, the Administrator may determine and pay out a Performance Grant Actual Value of a Performance Grant at any time during the Performance Grant Award Period.


ARTICLE 9.  STOCK BONUSES.

9.1. Awards of Stock Bonuses. A Stock Bonus is an Award of Shares (which may consist of Restricted Stock) for services rendered to the Company or any Parent, Subsidiary or Affiliate of the Company. A Stock Bonus may be awarded for past services already rendered to the Company, or any Parent, Subsidiary or Affiliate of the Company pursuant to an Award Agreement (the "Stock Bonus Agreement") that will be in such form (which need not be the same for each Participant) as the Administrator will from time to time approve, and will comply with and be subject to the terms and conditions of the Plan. A Stock Bonus may be awarded upon satisfaction of such performance goals as are set out in advance in the Participant's individual Award Agreement that will be in such form (which need not be the same for each Participant) as the Administrator will from time to time approve, and will comply with and be subject to the terms and conditions of the Plan. Stock Bonuses may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company, any Parent, Subsidiary or Affiliate of the Company and/or individual performance factors or upon such other criteria as the Administrator may determine.

9.2 Terms of Stock Bonuses. The Administrator will determine the number of Shares to be awarded to the Participant. If the Stock Bonus is being earned upon the satisfaction of performance goals set forth in an Award Agreement, then the Administrator will:
             (a) determine the nature, length and starting date of any performance period for each Stock Bonus;
             (b) select from among the performance factors to be used to measure the performance, if any; and
             (c) determine the number of Shares that may be awarded to the Participant. Prior to the payment of any Stock Bonus, the Administrator shall determine the extent to which such Stock
         Bonuses have been earned. Performance periods may overlap and Participants may participate simultaneously with respect to Stock Bonuses that are subject to different performance periods and different performance goals and other criteria. The

                                     B-20-
         number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Administrator. The Administrator may adjust the performance goals applicable to the Stock Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments as the Administrator deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

9.3. Form of Payment. The earned portion of a Stock Bonus may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Administrator may determine. Payment may be made in the form of cash or whole Shares or a combination thereof, either in a lump sum payment or in installments, all as the Administrator will determine.


ARTICLE 10.  PAYMENT FOR SHARE PURCHASES.

10.1. Payment. Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant by the Administrator and where permitted by law:
             (a) by cancellation of indebtedness of the Company to the Participant;
             (b) by surrender of Shares that either (i) have been owned by the Participant for more than six months and have been paid for within the meaning of Rule 144 promulgated under the Securities Act (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares) or (ii) were obtained by Participant in the public market;
             (c) by tender of a full recourse promissory note having such terms as may be approved by the Administrator and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; provided, however, that Participants who are not employees or directors of the Company will not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares;
             (d) by waiver of compensation due or accrued to the Participant for services rendered;
             (e) with respect only to purchases upon exercise of an Option, and provided that a public market for the Company's stock exists, (i) through a "same day sale" commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company, or (ii) through a "margin" commitment from the Participant and an NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or
             (f)  by any combination of the foregoing.

10.2. Loan Guarantees. The Company, in its sole discretion, may assist a Participant in paying for Shares purchased under the Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.


ARTICLE 11.  DEFERRAL OF COMPENSATION.

11.1. Deferral Terms. The Administrator shall determine whether or not an Award to a Participant shall be made in conjunction with deferral of such Participant's salary, bonus or other compensation, or any combination thereof, and whether or not such deferred amounts may be:
             (a) forfeited to the Company or to other Participants, or any combination thereof, under certain circumstances (which may include, but need not be limited to, certain types of termination of employment or performance of services for the Company, any Parent, Subsidiary and Affiliate);
             (b) subject to increase or decrease in value based upon the attainment of or failure to attain, respectively, certain performance measures; and/or
             (c) credited with income equivalents (which may include, but need not be limited to, interest, dividends or other rates of return) until the date or dates of payment of such Award, if any.


ARTICLE 12.  DEFERRED PAYMENT OF AWARDS.

12.1. Deferral Terms. The Administrator may specify that the payment of all or any portion of cash, Shares, other securities or property of the Company, or any other form of payment, or any combination thereof, under an Award shall be deferred until a later date. Deferrals shall be for such periods or until the occurrence of such events, and upon such terms, as the Administrator shall determine. Deferred payments of Awards may be made by undertaking to make payment in the future based upon the performance of certain investment equivalents (which may include, but need not be limited to, government securities, Shares, other securities, property or consideration, or any combination thereof), together with such additional amounts of income equivalents (which may be compounded and may include, but need not be limited to, interest, dividends or other rates of return, or any combination thereof) as may accrue thereon until the date or dates of payment, such investment equivalents and such additional amounts of income equivalents to be determined by the Administrator.

ARTICLE 13.  AMENDMENT OR SUBSTITUTION OF AWARDS UNDER THE PLAN.

13.1. Amendments and Substitutions. The terms of any outstanding Award under the Plan may be amended from time to time by the Administrator in any manner that the Administrator deems appropriate (including, but not limited to, acceleration of the date of exercise of any Award and/or payments thereunder, or reduction of the Exercise Price of an Award); provided, however, that no such amendment shall adversely affect in a material manner any right of a Participant under such Award without the Participant's written consent. The Administrator may permit or require holders of Awards to surrender outstanding Awards as a condition precedent to the grant of new Awards under the Plan.


ARTICLE 14.  DESIGNATION OF BENEFICIARY BY PARTICIPANT.

14.1. Designation. A Participant may designate one or more beneficiaries to receive any rights and payments to which such Participant may be entitled in respect of any Award in the event of such Participant's death. Such designation shall be on a written form acceptable to and filed with the Administrator. The Administrator shall have the right to review and approve beneficiary designations. A Participant may change the Participant's beneficiary(ies) from time to time in the same manner as the original designation, unless such Participant has made an irrevocable designation. Any designation of beneficiary under the Plan (to the extent it is valid and enforceable under applicable law) shall be controlling over any other disposition, testamentary or otherwise, as determined by the Administrator. If no designated beneficiary survives the Participant and is living on the date on which any right or amount becomes payable to such Participant's beneficiary(ies), such payment will be made to the legal representatives of the Participant's estate, and the term "beneficiary" as used in the Plan shall be deemed to include such person or persons. If there is any question as to the legal right of any beneficiary to receive a distribution under the Plan, the Administrator may determine that the amount in question be paid to the legal representatives of the estate of the Participant, in which event the Company, the Administrator, the Board and the members thereof will have no further liability to any person or entity with respect to such amount.


ARTICLE 15.  CHANGE IN CONTROL.

15.1.    Effect of a Change in Control.  Upon any Change in Control:
               (a) each Stock Option and Stock Appreciation Right that is outstanding on the date of such Change in Control shall be exercisable in full immediately;
               (b) all restrictions with respect to Restricted Stock shall lapse immediately, and the Company's right to repurchase or forfeit any Restricted Stock outstanding on the date of such Change in Control shall thereupon terminate and the certificates representing such Restricted Stock and the related stock powers shall be promptly delivered to the Participants entitled thereto; and

               (c) all Performance Grant Award Periods for the purposes of determining the amounts of Awards of Performance Grants shall end as of the end of the calendar quarter immediately preceding the date of such Change in Control, and the amount of the Performance Grant payable shall be the portion of the maximum possible Performance Grant allocable to the portion of the Performance
             Grant Award Period that had elapsed and the results achieved during such portion of the Performance Grant Award Period.

15.2. Change of Control. For this purpose, a Change in Control shall be deemed to occur when and only when any of the following events first occurs:
                 (a) any person who is not currently such becomes the beneficial owner, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding voting securities; or
                 (b) any merger (other than a merger where the Company is the survivor and there is no accompanying Change in Control under clause
            (a) of this Section 15.2), consolidation, liquidation or dissolution of the Company, or the sale of all or substantially all of the assets of the Company.

         Notwithstanding the foregoing, a Change in Control shall not be deemed to occur pursuant to clause (a) of this Section 15.2 solely because 50% or more of the combined voting power of the Company's outstanding securities is acquired by one or more employee benefit plans maintained by the Company or by any other employer, the majority interest in which is held, directly or indirectly, by the Company. For purposes of this Article 15, the terms "person" and "beneficial owner" shall have the meaning set forth in Sections 3(a) and 13(d) of the Exchange Act, and in the regulations promulgated thereunder.



ARTICLE 16.  PLAN AMENDMENT OR SUSPENSION.

16.1. Plan Amendment or Suspension. The Plan may be amended or suspended in whole or in part at any time and from time to time by the Board, but no amendment shall be effective unless and until the same is approved by stockholders of the Company where the failure to obtain such approval would adversely affect the compliance of the Plan with Sections
         162 and 422 of the Code, Rule 16b-3 and with other applicable law. No amendment of the Plan shall adversely affect in a material manner any right of any Participant with respect to any Award theretofore granted without such Participant's written consent.


ARTICLE 17.  PLAN TERMINATION.

17.1. Method of Plan Termination. The Plan shall terminate upon the earlier of the following dates or events to occur:

             (a) upon the adoption of a resolution of the Board terminating the Plan; or
             (b) March 4, 2011; provided, however, that the Board may, prior to the expiration of such ten-year period, extend the term of the Plan for an additional period of up to five years for the grant of Awards other than Incentive Stock Options.

17.2. Effect of Termination on Outstanding Awards. No termination of the Plan shall materially alter or impair any of the rights or obligations of any person, without such person's consent, under any Award theretofore granted under the Plan, except that subsequent to termination of the Plan, the Administrator may make amendments permitted under Article 13.


ARTICLE 18.  STOCKHOLDER ADOPTION.

18.1. Stockholder Approval. The Plan shall be submitted to the stockholders of the Company for their approval and adoption at a meeting to be held on or before March 31, 2001.

18.2. Effectiveness of Plan Prior to Stockholder Approval. The Plan shall not be effective and no Award shall be made hereunder unless and until the Plan has been approved by the stockholders of the Company as provided in Section 18.1. The stockholders shall be deemed to have approved and adopted the Plan only if it is approved at a meeting of the stockholders duly held by vote taken in the manner required by the laws of the State of Delaware and the applicable federal securities laws.


ARTICLE 19.  TRANSFERABILITY.

19.1. Transferability. Except as may be approved by the Administrator where such approval shall not adversely affect compliance of the Plan with Sections 162 and 422 of the Code and/or Rule 16b-3, a Participant's rights and interest under the Plan may not be assigned or transferred, hypothecated or encumbered in whole or in part either directly or by operation of law or otherwise (except in the event of a Participant's death) including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner; provided, however, that any Option or similar right (including, but not limited to, a Stock Appreciation Right) offered pursuant to the Plan shall not be transferable other than by will or the laws of descent or pursuant to a domestic relations order and shall be exercisable during the Participant's lifetime only by such Participant or such person receiving such option pursuant to a domestic relations order.


ARTICLE 20.  PRIVILEGES OF STOCK OWNERSHIP; RESTRICTIONS ON SHARES.

20.1. Voting and Dividends. No Participant will have any of the rights of a stockholder with respect to any Shares subject to or issued pursuant to the Plan until such Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, however, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Restricted Stock that is repurchased at the Participant's Exercise Price in accordance with an Award Agreement with respect to such Restricted Stock.

20.2. Financial Statements. The Company will provide financial statements to each Participant prior to such Participant's purchase of Shares under the Plan, and to each Participant annually during the period such Participant has Awards outstanding; provided, however, the Company will not be required to provide such financial statements to Participants whose services in connection with the Company assure them access to equivalent information.

20.3. Restrictions on Shares. At the discretion of the Administrator, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase a portion of or all Shares issued pursuant to such Award Agreement and held by a Participant following such Participant's Termination at any time within 90 days after the later of Participant's Termination Date or the date Participant purchases Shares under the Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant's Exercise Price or such other price as the Administrator may determine at the time of the grant of the Award.


ARTICLE 21.  CERTIFICATES.

21.1. Legal Restrictions; Stock Legends. All Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Administrator may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements promulgated under such laws or any stock exchange or automated quotation system upon which the Shares may be listed or quoted and each stock certificate evidencing such Shares and other certificates shall be appropriately legended.

ARTICLE 22.  ESCROW; PLEDGE OF SHARES.

22.1 Deposit of Shares; Escrow. To enforce any restrictions on a Participant's Shares, the Administrator may require the Participant to deposit all stock certificates evidencing Shares, together with stock powers or other instruments of transfer approved by the Administrator, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Administrator may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under the Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant's obligation to the Company under the promissory note; provided, however, that the Administrator may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant's Shares or other collateral. In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Administrator will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.


ARTICLE 23.  EXCHANGE AND BUYOUT OF AWARDS.

23.1. Exchange. The Administrator may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards.

23.2 Buyout of Awards. The Administrator may, at any time or from time to time, authorize the Company to buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Administrator and the Participant may agree.


ARTICLE 24.  SECURITIES LAW AND OTHER REGULATORY COMPLIANCE.

24.1. Compliance with Applicable Laws. An Award will not be effective unless such Award is made in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver stock certificates for Shares under this Plan prior to:
             (a) obtaining any approvals from governmental agencies that the Administrator determines are necessary or advisable; and/or
             (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Administrator determines to be necessary or advisable.

24.2. No Obligation to Register Shares or Awards. The Company will be under no obligation to register the Shares under the Securities Act or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.


ARTICLE 25.  NO OBLIGATION TO EMPLOY.

25.1. No Right to Employment or Continuation of Relationship. Nothing in this Plan or any Award granted under the Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent, Subsidiary or Affiliate of the Company or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate of the Company to terminate Participant's employment or other relationship at any time, with or without cause.


ARTICLE 26.  NONEXCLUSIVITY OF THE PLAN.

26.1. Neither the adoption of the Plan by the Board, the submission of the Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as the Board may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.


ARTICLE 27.  MISCELLANEOUS PROVISIONS.

27.1. No Rights Unless Specifically Granted. No employee or other person shall have any claim or right to be granted an Award under the Plan under any contract, agreement or otherwise. Determinations made by the Administrator under the Plan need not be uniform and may be made selectively among Eligible Participants under the Plan, whether or not such Eligible Participants are similarly situated.

27.2. No Rights Until Written Evidence Delivered. No Participant or other person shall have any right with respect to the Plan, the Shares reserved for issuance under the Plan or in any Award, contingent or otherwise, until written evidence of the Award, in the form of an Award Agreement, shall have been delivered to the recipient and all the terms, conditions and provisions of the Plan and the Award applicable to such recipient (and each person claiming under or through such recipient) have been met.

27.3 Compliance with Applicable Law. No Shares, other Company securities or property, other securities or property, or other forms of payment shall be issued hereunder with respect to any Award unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal, state, local and foreign legal, securities exchange and other applicable requirements.

27.4 Compliance with Rule 16b-3. It is the intent of the Company that the Plan comply in all respects with Rule 16b-3 under the Exchange Act, that any ambiguities or inconsistencies in construction of the Plan be interpreted to give effect to such intention and that if any provision of the Plan is found not to be in compliance with Rule 16b-3, such provision shall be deemed null and void to the extent required to permit the Plan to comply with Rule 16b-3.

27.5. Right to Withhold Payments. The Company and any Parent, Subsidiary and Affiliate of the Company shall have the right to deduct from any payment made under the Plan, any federal, state, local or foreign income or other taxes required by law to be withheld with respect to such payment. It shall be a condition to the obligation of the Company to issue Shares, other securities or property of the Company, other securities or property, or other forms of payment, or any combination thereof, upon exercise, settlement or payment of any Award under the Plan, that the Participant (or any beneficiary or person entitled to act) pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying any liability to withhold federal, state, local or foreign income or other taxes. If the amount requested is not paid, the Company may refuse to issue Shares, other securities or property of the Company, other securities or property, or other forms of payment, or any combination thereof. Notwithstanding anything in the Plan to the contrary, the Administrator may permit an Eligible Participant (or any beneficiary or person entitled to act) to elect to pay a portion or all of the amount requested by the Company for such taxes with respect to such Award, at such time and in such manner as the Administrator shall deem to be appropriate, including, but not limited to, by authorizing the Company to withhold, or agreeing to surrender to the Company on or about the date such tax liability is determinable, Shares, other securities or property of the Company, other securities or property, or other forms of payment, or any combination thereof, owned by such person or a portion of such forms of payment that would otherwise be distributed, or have been distributed, as the case may be, pursuant to such Award to such person, having a fair market value equal to the amount of such taxes.

27.6.    Expenses of Administration.  The expenses of the Plan shall be borne by
         the Company.   However, if an Award is made to an individual employed
         by or performing services for a Parent, Subsidiary or Affiliate of the
         Company:
                 (a) if such Award results in payment of cash to the Participant, such Parent, Subsidiary or Affiliate shall pay to the Company an amount equal to such cash payment unless the Administrator shall otherwise determine;
                 (b) if the Award results in the issuance by the Company to the Participant of Shares, other securities or property of the Company, other securities or property, or other forms of payment, or any combination thereof, such Parent, Subsidiary or Affiliate of the Company shall, unless the Administrator shall otherwise determine, pay to the Company an amount equal to the fair market value thereof, as determined by the Administrator, on the date such Shares, other securities or property of the Company, other securities or property, or other forms of payment, or any combination thereof, are issued (or, in the case of the issuance of Restricted Stock or of Shares, other securities or property of the Company, or other securities or property, or other forms of payment subject to transfer and forfeiture conditions, equal to the fair market value thereof on the date on which they are no longer subject to such applicable restrictions), minus the amount, if any, received by the Company in respect of the purchase of such Shares, other securities or property of the Company, other securities or property or other forms of payment, or any combination thereof, all as the Administrator shall determine; and
                 (c) the foregoing obligations of any such Parent, Subsidiary or Affiliate of the Company shall survive and remain in effect and binding on such entity even if its status as a Parent, Subsidiary or Affiliate of the Company should subsequently cease, except as otherwise agreed by the Company and such Parent, Subsidiary or Affiliate.

27.7. Unfunded Plan. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Award under the Plan, and rights to the payment of Awards shall be no greater than the rights of the Company's general creditors.

27.8. Acceptance of Award Deemed Consent. By accepting any Award or other benefit under the Plan, each Participant and each person claiming under or through such Participant shall be conclusively deemed to have indicated such Participant's (or other person's) acceptance and ratification of, and consent to, any action taken by the Company, Administrator or Board or their respective delegates under the Plan.

27.9. Fair Market Value Determined By the Administrator. Fair market value in relation to other securities or property of the Company, other securities or property or other forms of payment of Awards under the Plan, or any combination thereof, as of any specific time, shall mean such value as determined by the Administrator in accordance with the Plan and applicable law.

27.10. Use of Terms. For the purposes of the Plan, in the use of any term, the singular includes the plural and the plural includes the singular wherever appropriate.

27.11. Filing of Reports. The appropriate officers of the Company shall cause to be filed any reports, returns or other information regarding Awards hereunder or any Shares issued pursuant hereto as may be required by Section 13 or 15(d) of the Exchange Act (or any successor provision) or any other applicable statute, rule or regulation.

27.12. Validity; Construction; Interpretation. The validity, construction, interpretation, administration and effect of the Plan, and of its rules and regulations, and rights relating to the Plan and Award Agreements and to Awards granted under the Plan, shall be governed by the substantive laws, but not the choice of law rules, of the State of Delaware.

                       WINDSWEPT ENVIRONMENTAL GROUP, INC.

     The undersigned hereby appoints Michael O'Reilly and Charles L. Kelly, Jr., or either of them, attorneys and proxies with full power of substitution in each of them, in the name and stead of the undersigned, to vote as proxy all the stock of the undersigned in WINDSWEPT ENVIRONMENTAL GROUP, INC., a Delaware corporation (the "Company"), at the Company's Annual Meeting of Stockholders scheduled to be held on March 5, 2001, and any adjournments or postponements thereof.

                  (Continued and to be signed, on reverse side)

     The Board of Directors recommends a vote FOR the following proposals.

1. Election of the following nominees as directors, as set forth in the Company's proxy statement:

     Michael O'Reilly              Charles L. Kelly, Jr.
     Peter A. Wilson               Brian S. Blythe
     John J. Bongiorno             Ronald B. Evans
     Samuel Sadove                 Anthony Towell
     Dr. Kevin Phillips


       [ ]  FOR the nominees listed above
       [ ]  WITHHOLD authority to vote for all nominees
       [ ] Withhold authority to vote for the following individual nominees:

           ----------------------------------------------------------
                                  [Print Name]

2.   Approval of the Company's 2001 Equity Incentive Plan:

               [ ] FOR            [ ] AGAINST              [ ] ABSTAIN


3. Approval of the amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of our common stock to 150,000,000 from 100,000,000:

               [ ] FOR            [ ] AGAINST              [ ] ABSTAIN


4. Upon such other business as may properly come before the meeting or any adjournment thereof.

                          [Reverse side of proxy card]


THE SHARES REPRESENTED HEREBY SHALL BE VOTED BY THE PROXIES, OR EITHER OF THEM, AS SPECIFIED AND, IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR THE ABOVE-LISTED DIRECTOR-NOMINEES AND FOR PROPOSALS 2 AND 3, AS SET FORTH ABOVE. RECEIPT OF THE COMPANY'S PROXY STATEMENT, DATED FEBRUARY __, 2001, IS HEREBY ACKNOWLEDGED.

PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE




                [L.S.]                    [L.S.]      Dated:              , 2001
----------------          ----------------                  --------------


                         (Note: Please sign exactly as your name appears hereon. Executors, administrators, trustees, etc. should so indicate when signing, giving full title as such. If signer is a corporation, execute in full corporate name by authorized officer. If shares are held in the name of two or more persons, all should sign.)